Filed pursuant to Rule 497(b)

Registration No. 333-168174

ADVISORS SERIES TRUST

PHOCAS SMALL CAP VALUE FUND

615 East Michigan Street, Fourth Floor

Milwaukee, Wisconsin  53202

September 3, 2010

Dear Shareholder,

The Phocas Small Cap Value Fund (the “Phocas Fund”), a series of Advisors Series Trust (“AST”), will hold a special meeting (the “Meeting”) of shareholders on October 5, 2010, at 10:00 a.m., local time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Fourth Floor, Milwaukee, WI 53202.  If you are a shareholder of record in the Phocas Fund as of the close of business on July 30, 2010, you are entitled to vote at the Meeting.  The shareholders of the Phocas Fund will vote on a proposal to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Phocas Fund into the Frontegra Phocas Small Cap Value Fund (the “Frontegra Fund”), a newly-created series of Frontegra Funds, Inc. (“FFI”) (the “Reorganization”).  If shareholders approve the Reorganization, you will receive shares of the Frontegra Fund in exchange for your shares of the Phocas Fund.

After the Reorganization, Frontegra Asset Management, Inc. (“Frontegra”) will serve as the investment adviser to the Frontegra Fund and Phocas Financial Corporation (“Phocas”), the Phocas Fund’s current investment adviser, will serve as the subadviser.  Phocas will be responsible for the day-to-day investment management of the Frontegra Fund, using the same investment strategies that it currently uses for the Phocas Fund.

As further explained in the enclosed proxy statement/prospectus, the Board of Trustees of AST has recommended that shareholders approve the Reorganization.  The Reorganization will result in the Phocas Fund reorganizing into a new series of FFI, which Phocas and Frontegra believe will provide more opportunities for the Fund’s growth over the long term, in particular through Frontegra’s established referral network of institutional consultants.  At the same time, the Reorganization will provide for continuity of portfolio management.  The Reorganization will result in a change in the investment adviser to the Fund and in an increase in the investment advisory fee paid by the Fund.  However, Frontegra will engage Phocas as subadviser to the Frontegra Fund, subject to its oversight, so that the day-to-day management of the Fund is not expected to change.  Frontegra has also agreed to retain the current expense cap for the current shareholders of the Fund at least through October 31, 2012.  In addition, the Reorganization is expected to result in a decrease of the Fund’s gross operating expenses.

Your vote is important no matter how many shares you own.  Voting your shares early will help prevent costly follow-up mail and telephone solicitation.  The proxy statement/prospectus provides greater detail about the proposal.   The AST Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may choose one of the following options: (i) to authorize a proxy to vote your shares (which is commonly known as proxy voting) or (ii) to vote in person at the Meeting:

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Mail:  Complete and return the enclosed proxy card(s).

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Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

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Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

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In person:   Attend the Meeting on October 5, 2010.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.  You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the Phocas Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

Thank you for your response and for your continued investment in the Phocas Fund.

Sincerely,

/s/ Douglas G. Hess

Douglas G. Hess

President of Advisors Series Trust

ADVISORS SERIES TRUST

PHOCAS SMALL CAP VALUE FUND

615 East Michigan Street, Fourth Floor

Milwaukee, Wisconsin  53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on October 5, 2010

The Phocas Small Cap Value Fund will hold a special meeting (the “Meeting”) of shareholders on October 5, 2010, at 10:00 a.m., local time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Fourth Floor, Milwaukee, WI 53202 for the purpose of considering the proposals set forth below.

1.

To approve an Agreement and Plan of Reorganization between Advisors Series Trust, on behalf of the Phocas Small Cap Value Fund, and Frontegra Funds, Inc., on behalf of the Frontegra Phocas Small Cap Value Fund.  Under this agreement, (i) all of the assets and liabilities of the Phocas Small Cap Value Fund would be transferred to the Frontegra Phocas Small Cap Value Fund; (ii) each shareholder of the Phocas Small Cap Value Fund would receive full and fractional shares of the Frontegra Small Cap Value Fund in an amount equal to the value of, and in redemption of, such shareholder’s holdings in the Phocas Small Cap Value Fund; and (iii) the Phocas Small Cap Value Fund would be dissolved and terminated as a series of Advisors Series Trust.

2.

To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of the Phocas Small Cap Value Fund at the close of business on July 30, 2010, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Jeanine M. Bajczyk

Jeanine M. Bajczyk

Secretary of Advisors Series Trust

Milwaukee, Wisconsin

September 3, 2010

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the Phocas Small Cap Value Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

PROXY STATEMENT/PROSPECTUS

September 3, 2010

Reorganization of

PHOCAS SMALL CAP VALUE FUND

A series of Advisors Series Trust

615 East Michigan Street, Fourth Floor

Milwaukee, Wisconsin  53202

Telephone No.:  1-866-746-2271

in exchange for shares of

FRONTEGRA PHOCAS SMALL CAP VALUE FUND

A series of Frontegra Funds, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

Telephone No.:  1-888-825-2100

This proxy statement/prospectus contains the information you should know before voting on the proposed reorganization.  Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote
Proposal 1	Phocas Small Cap Value Fund	Frontegra Phocas Small Cap Value Fund	Phocas Small Cap Value Fund

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Advisors Series Trust (“AST”) (the “AST Board”) for use at the special meeting (the “Meeting”) of the shareholders of the Phocas Small Cap Value Fund (the “Phocas Fund”), a series of AST.  The Meeting will be held on October 5, 2010, at 10:00 a.m., local time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Fourth Floor, Milwaukee, WI 53202, and any adjournments or postponements thereof.  At the Meeting, we are asking the shareholders of the Phocas Fund to consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which provides for the reorganization of the Phocas Fund into the Frontegra Phocas Small Cap Value Fund (the “Frontegra Fund”), a newly-created series of Frontegra Funds, Inc. (“FFI”) (the “Reorganization”).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on October 5, 2010:  The Notice of Meeting, Combined Proxy Statement/Prospectus
and Proxy Card are available at www.proxyvote.com.

If you need additional copies of this Combined Proxy Statement/Prospectus or the proxy card, please contact Phocas at 1-866-PHOCAS1 (746-2271) or in writing at Phocas Small Cap Value Fund, Advisors Series Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Fourth Floor, Milwaukee, Wisconsin 53202.  Additional copies of this Combined Proxy Statement/Prospectus will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-866-PHOCAS1 (746-2271).  For a free copy of the Phocas Fund’s annual report for the fiscal year ended December 31, 2009 or the most recent semi-annual report, please contact Phocas at 1-866-PHOCAS1 (746-2271) or in writing at Phocas Small Cap Value Fund, Advisors Series Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Fourth Floor, Milwaukee, Wisconsin 53202.

How The Reorganization Will Work

•

The Phocas Fund will transfer all of its assets and liabilities to the Frontegra Fund.

•

The Frontegra Fund will issue Class L shares of its common stock to the Phocas Fund in an amount equal to the aggregate net asset value of the shares of the Phocas Fund.

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The Frontegra Fund will open accounts for the Phocas Fund shareholders, crediting the shareholders with full and fractional shares of the Frontegra Fund that are equivalent in value to, and issued in redemption of, the shareholders’ shares in the Phocas Fund at the time of the Reorganization.

•

The Phocas Fund will be dissolved and terminated as a series of AST.

•

Frontegra Asset Management, Inc. (“Frontegra”) will become investment adviser to the Frontegra Fund.  Phocas Financial Corporation (“Phocas”), the Phocas Fund’s current investment adviser, will become subadviser to the Frontegra Fund.

A copy of the form of the Reorganization Agreement is attached to this proxy statement/prospectus as Appendix A.

This proxy statement/prospectus sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.

For simplicity, actions are described in this proxy statement/prospectus as being taken by either the Phocas Fund or the Frontegra Fund (which are collectively referred to as the “funds” and are each referred to as a “fund”), although all actions are actually taken either by AST or FFI on behalf of the applicable fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this proxy statement/prospectus:

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The Prospectus and Statement of Additional Information for the Phocas Fund, both dated April 30, 2010;

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The Annual Report to shareholders of the Phocas Fund for the fiscal year ended December 31, 2009;

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The Semi-Annual Report to shareholders of the Phocas Fund for the six months ended June 30, 2009;

•

The Statement of Additional Information relating to this proxy statement/prospectus dated September 3, 2010.

Because the Frontegra Fund has not yet commenced operations as of the date of this proxy statement/prospectus, shareholder reports for the Frontegra Fund are not yet available.

The accompanying Notice of Meeting of Shareholders, this proxy statement/prospectus and the accompanying proxy card were first mailed to shareholders of the Phocas Fund on or about September 3, 2010.

Copies of these materials and other information about AST, FFI, the Phocas Fund and the Frontegra Fund are available upon request and without charge by writing to the addresses below or by calling the telephone numbers listed as follows:

If they relate to the Phocas Fund:	If they relate to the Frontegra Fund:
Advisors Series Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53202 1-866-746-2271 http://www.phocasfinancial.com	Frontegra Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 1-888-825-2100 http://www.frontegra.com

The SEC has not approved or disapproved the Frontegra Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this combined proxy statement/prospectus.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation.  Mutual fund shares involve investment risk, including the possible loss of principal.

_____________________________________

i

Proposal 1

Approval of Reorganization Agreement

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement/prospectus or incorporated herein.  You should read carefully the entire proxy statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

In this proposal, the term “Reorganization” refers collectively to (1) the transfer of all of the assets and liabilities of the Phocas Fund to the Frontegra Fund, (2) the opening of accounts for shareholders of the Phocas Fund with the Frontegra Fund and the credit to the accounts of full and fractional shares of common stock of the Frontegra Fund that are equal in value to the shareholders’ shares in the Phocas Fund and (3) the dissolution and termination of the Phocas Fund as a series of AST and redemption of its shares.

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary — Federal Income Tax Consequences of the Reorganization” and “Proposal to Approve Reorganization Agreement — Federal Income Tax Consequences” in this proxy statement/prospectus.

Comparison of Phocas Fund to Frontegra Fund

	Phocas Fund	Frontegra Fund
Form of Organization	Diversified series of AST, an open-end investment management company organized as a Delaware statutory trust.	Diversified series of FFI, an open-end investment management company organized as a Maryland corporation.
Net Assets as of December 31, 2009	$19,330,736	N/A. The Frontegra Fund is newly organized and does not expect to commence investment operations until after the Reorganization occurs.
Investment Advisers, Subadvisers and Portfolio Managers	Investment Adviser: Phocas Financial Corporation (“Phocas”)	Investment Adviser: Frontegra Asset Management, Inc. (“Frontegra”)
	Investment Subadviser: None	Investment Subadviser: Phocas

Portfolio Managers:

William Schaff, CFA.  Founder, chief executive officer and portfolio manager of Phocas since its establishment in 2005; lead portfolio manager of Phocas Fund since its inception.

Steve Block, CFA.  Portfolio manager of Phocas since 2006; member of Phocas Fund investment team since its inception.

Portfolio Managers: Same.
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year Ended December 31, 2009

The Phocas Fund’s total operating expenses were 1.75% and net operating expenses (after giving effect to the expense limitation and excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) were 0.99% for the fiscal year ended December 31, 2009.

N/A.  The Frontegra Fund’s total operating expenses for Class L shares are estimated to be 1.61% and net operating expenses (after giving effect to the expense limitation and excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) are estimated to be 0.99% for the fiscal year ended June 30, 2011.

	Phocas Fund	Frontegra Fund
Investment Objectives	The Phocas Fund’s investment objective is long term total investment return through capital appreciation. The investment objective cannot be changed without shareholder approval.	Same.
Primary Investments

Under normal market conditions, the Funds invest at least 80% of their net assets, plus any borrowings for investment purposes, in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small-capitalization companies, consistent with companies within the Russell 2000® Value Index.  The Funds may invest up to 20% in American Depositary Receipts or foreign securities that trade on U.S. exchanges.

Investment Strategies and Process

The Funds invest in a diversified portfolio across most of the major industries and will typically contain between 80 to 120 stocks of small-capitalization securities selling at discounts to fair value assessed by the investment and research team of Phocas.  Phocas uses a disciplined investment process, as described below:

•

Initial Screening.  Phocas’ selection process for the Funds focuses on U.S. small-cap value stocks.  Phocas conducts an initial screening of the marketable U.S. equity universe for liquidity and market capitalization, eliminating the large-, mid-cap and micro-cap U.S. equity universe.  Phocas then establishes valuation screens for each major industry segment of the Russell 2000® Value Index, using traditional valuation metrics such as price/book, price/sales, cash flow metrics and other factors.  These screens will result in finding the most reasonably priced companies within the U.S. small-cap universe.

•

Research.  Phocas’ research team then focuses on specific company qualitative analysis, income statement and balance sheet review, as well as any other major factors that might impact share price.

•

Portfolio Management.  The Funds have exposure to most of the major industry segment of the Russell 2000® Value Index at all times with no less than 50% exposure to the benchmark industry weight, and no more than twice the benchmark weight not to exceed 50% of the Funds’ total portfolio.  Phocas rebalances the Funds’ portfolios at least once per year. Individual positions that exceed 3% of the Funds’ portfolio value will typically be reduced to below 3% of the Funds’ portfolio value.  Phocas will consider selling a security if the price of the security increases to certain levels compared to other securities in the same industry, if it is subject to excessive position overweighting or if Phocas perceives a loss of management focus (e.g., a deviation from strategy).

Temporary Strategies

The Phocas Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

The Frontegra Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.

Other Investment Policies and Restrictions

As described above, the Funds have virtually identical principal investment strategies and policies.  Certain of the fundamental investment restrictions and non-fundamental investment policies are different.

Fundamental Investment Policies and Restrictions

•

The Phocas Fund has a specific fundamental policy that prohibits it from issuing senior securities, borrowing money or pledging its assets, except that the Phocas Fund may borrow from banks in amounts not exceeding 33 1/3% of the Phocas Fund’s total assets (including the amount borrowed).  However, the restriction shall not prohibit the Phocas Fund from engaging in options transactions or short sales; the Frontegra Fund also has specific fundamental policies prohibiting the Frontegra Fund from issuing senior securities or borrowing money from banks unless the amount borrowed does not exceed 33 1/3% of the value of the Frontegra Fund’s total assets (including the amount borrowed).  However, the Frontegra Fund has a non-fundamental policy restricting options transactions and short sales.

	Phocas Fund	Frontegra Fund

•

The Frontegra Fund has a specific fundamental investment policy that it may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Frontegra Fund; the Phocas Fund may invest in shares of other registered investment companies.  However, this is not a fundamental policy.

Non-Fundamental Investment Policies and  Restrictions

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The Frontegra Fund has a non-fundamental policy restricting investment in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted by the 1940 Act; the Phocas Fund may hold up to 15% of its net assets in illiquid securities.  However, this limit is not a non-fundamental policy.

•

As noted above, the Frontegra Fund has non-fundamental policies and restrictions with respect to engaging in options transactions or short sales; the Phocas Fund has a fundamental policy that options transactions and short sales are not prohibited by restrictions on issuing senior securities, borrowing money or pledging assets.

•

The Phocas Fund has a non-fundamental restriction with respect to making investments for the purpose of exercising control or management; the Frontegra Fund has no such non-fundamental restriction.

•

Both Funds have a non-fundamental policy of giving at least 60 days’ notice to shareholders with respect to making changes to its investment policy of investing a minimum percentage of its assets suggested by the Fund’s name.

For a more complete discussion of each fund’s other investment policies and fundamental and non-fundamental investment restrictions, see Appendix B.

Buying, Selling and Exchanging Shares
Management and Administration Fees	Management Fees. The Phocas Fund pays a management fee to Phocas at an annual rate of 0.75% of the fund’s average daily net assets.	Management Fees. The Frontegra Fund pays a management fee to Frontegra at the annual rate of 1.00% of the fund’s average daily net assets.

Subadvisory Fees. NA

Subadvisory Fees.  Frontegra will pay Phocas for its investment advisory services at the annual rate of 0.25% of the average daily net assets of the Frontegra Fund when the Fund has net assets of $75,000,000 or less, not subject to any reductions.  When the Fund’s net assets exceed $75,000,000, Frontegra will pay Phocas an amount equal to 50% of the net fee received by Frontegra from the Fund, after giving effect to any contractual or voluntary expense cap borne by Frontegra.

Administration Fees.  The fund pays a separate fee for administration, fund accounting, transfer agency services and dividend disbursing services to U.S. Bancorp Fund Services, LLC.  Additionally, the fund pays separate fees for custodial services to U.S. Bank, N.A.

Administration Fees. Same.
Distribution	Quasar Distributors, LLC provides distribution services to the Phocas Fund. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays Quasar

Frontegra Strategies, LLC, an affiliate of Frontegra, provides distribution services to the Frontegra Fund.  Frontegra has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class L shares

	Phocas Fund	Frontegra Fund

Distributors, LLC an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund.  However, since October 1, 2007, no Rule 12b-1 fees have been charged against the Phocas Fund’s assets.  This reduction remains in effect until a reinstatement of the Rule 12b-1 fee for the Fund is specifically approved by the AST Board.

of the Fund and therefore, no Rule 12b-1 fees will be charged against the Frontegra Fund’s assets.
Expense Limitations and Overall Expenses

Phocas has contractually agreed to waive a portion or all of its management fees and/or pay Phocas Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 0.99% of average daily net assets of the Fund.  The expense limitation will remain in effect at least through April 30, 2011 and may only be terminated prior to April 30, 2011 by the AST Board.

Frontegra has contractually agreed to waive a portion or all of its management fees and/or pay the Frontegra Fund’s expenses to ensure that Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) attributable to Class L shares do not exceed 0.99% of the average daily net assets attributable to Class L shares at least through October 31, 2012 and may only be terminated prior to October 31, 2012 by the Frontegra Board.

Buying Shares	You may buy shares directly through the fund’s transfer agent or other financial intermediaries.	Same.
Exchange Privilege

You may exchange your shares of the Phocas Fund for shares in the Phocas Real Estate Fund, another series of AST for which Phocas serves as investment adviser.  However, exchanges are subject to certain conditions.  For example, all exchanges must be in amounts of $500 to establish a new account or $200 or more for an existing account, and an additional $5 fee will be charged for exchange requests made by telephone.

You may exchange your shares in the Frontegra Fund for shares in any other portfolio of FFI at any time by written request, subject to the minimum and subsequent investment amounts for the other portfolio.

Selling Shares	For each fund, shares will be sold at the net asset value per share next calculated after the fund receives your request in good order.

You may sell your shares by contacting the fund by mail or telephone as described in detail in the fund’s prospectus.  Additionally, you may redeem shares through a broker who may charge a fee to redeem your fund shares.

You may sell your shares by mail. Redemptions may also be made through financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.

Comparison of Principal Risks of Investing in the Funds

Because each fund has the same portfolio managers and virtually identical investment objectives and investment strategies, the investment risks associated with an investment in the Frontegra Fund are the same as those associated with an investment in the Phocas Fund.  A discussion of certain principal risks of investing in the Frontegra Fund is set forth below, which risks also apply to an investment in the Phocas Fund.  This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Phocas Fund’s prospectus and the statements of additional information.

Market Risks.  The fund’s investments are subject to market risk, which may cause the value of the fund’s investments to decline.  If the value of the fund’s investments goes down, you may lose money.  The share price of the fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.  Additionally, since 2008, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, market risks may be increased.

Equity Securities Risks.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.  The risks of foreign investments typically are greater in emerging market countries, which have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.  Additionally, governments of certain emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.

Management Risk.  The fund is subject to management risk as an actively-managed investment portfolio. Phocas and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.  If Phocas is not able to select better-performing securities, the fund may lose money.

Small Capitalization Risks.  Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small capitalization companies may be substantially less than is typical of larger companies.  Therefore, the securities of small capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Value Style Investing Risks.  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn.  Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation.  Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Sector Risks.  Sector emphasis risk is the possibility that investment within certain sectors may decline in price due to sector-specific market or economic developments.  Although Phocas selects stocks based on their individual merits, it is expected that when the fund’s investments are categorized into their respective economic sectors, some sectors will represent a larger portion of the overall portfolio than other sectors.  As a result, potential negative developments affecting one of the larger sectors could have a greater impact on the fund than on a fund with fewer holdings in that sector.

Other Consequences of the Reorganization

Management Fee and Structure.  Phocas currently serves as sole investment adviser to the Phocas Fund.  After the Reorganization, Frontegra will serve as investment adviser to the Frontegra Fund.  Frontegra will engage Phocas as the subadviser to the Frontegra Fund and will pay the subadviser a fee as described below from its own assets.  As adviser, Frontegra will be responsible for oversight of the activities of Phocas.  The Phocas Fund pays, and the Frontegra Fund will pay, management fees equal to the following annual percentage of average daily net assets:

Phocas Fund Management Fee – Paid to Phocas	Frontegra Fund Management Fee – Paid to Frontegra
0.75%	1.00%

Under the investment advisory agreement between FFI, on behalf of the Frontegra Fund, and Frontegra, the annual management fee rate payable by the Frontegra Fund (without giving effect to expense limitations) is higher than the rate currently payable to Phocas by the Phocas Fund.  Pursuant to the subadvisory agreement between Phocas and Frontegra, for assets under $75,000,000, Frontegra will pay Phocas a subadvisory fee at a rate of 0.25% of the average daily net assets of the Phocas Fund, not subject to any reductions.  However, for net assets over $75,000,000, Frontegra will pay Phocas a subadvisory fee in an amount equal to 50% of the net fee received by Frontegra from the Phocas Fund after giving effect to any contractual or voluntary expense cap waivers or reimbursements borne by Frontegra.  The investment advisory and subadvisory agreements are further described under “Additional Information about the Funds – Investment Advisory and Subadvisory Agreements,” below.

Expense Limitation.  Frontegra and FFI have entered into an expense limitation agreement under which Frontegra has agreed to limit the total annual operating expenses of the Frontegra Fund’s Class L shares (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) to 0.99% of the Fund’s average daily net assets for the current Phocas Fund shareholders, which is the same expense level currently in effect for the Phocas Fund.  This agreement will remain in effect until at least October 31, 2012, and may only be terminated prior to October 31, 2012 by the Frontegra Board.  After October 31, 2012, the agreement will automatically renew for successive one-year terms unless terminated by Frontegra or FFI prior to any such renewal.

Operating Expenses.  Although the management fee will increase for the Frontegra Fund following the Reorganization, gross fund operating expenses of the Frontegra Fund are expected to decrease.  In particular, other expenses, which include certain accounting and fund administration fees currently paid by the Phocas Fund, are expected to be lower.

Share Classes of the Frontegra Fund.  In connection with the Reorganization, shareholders of the Phocas Fund will receive Class L shares of the Frontegra Fund.  In addition to having virtually identical investment objectives, strategies and restrictions as the Phocas Fund, Class L shareholders of the Frontegra Fund will continue to have a limitation on total annual fund operating expenses (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the average daily net assets attributable to the Class L shares pursuant to the expense agreement between Frontegra and FFI through at least October 31, 2012 as described above.  Following the Reorganization, Class L shares will be closed to new investors but existing investors will be able to purchase additional Class L shares.  New investors in the Frontegra Fund will be able to purchase Class I shares of the Frontegra Fund, which will be subject to a different expense structure than the Class L shares.

Past Performance

Set forth below is past performance information for the Phocas Fund, which may help provide an indication of some of the risks of investing in the Frontegra Fund.  Performance information for the Frontegra Fund is not presented because it has not yet commenced operations.  As accounting successor to the Phocas Fund, the Frontegra Fund will assume the Phocas Fund’s historical performance after the Reorganization.  The bar chart shows the changes in the performance of the Phocas Fund from year to year.  The table compares the average annual total returns of the Phocas Fund for one year and since inception to a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  All returns assume reinvestment of dividends and distributions.   Please keep in mind that a fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Updated performance information is available by calling 1-866-PHOCAS1 (746-2271).

Calendar Year Total Returns

Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

22.69% (3rd Q, 2009)	(19.36)% (4th Q, 2008)

Average Annual Total Returns

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Phocas Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For periods ended December 31, 2009)

Fund/Index	One Year	Since Phocas Fund’s Inception (September 29, 2006)
Phocas Fund
Return Before Taxes	24.29%	(1.63)%
Return After Taxes on Distributions	24.21%	(1.75)%
Return After Taxes on Distributions and Sale of Fund Shares	15.88%	(1.39)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	(3.29)%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	(5.41)%

The Funds’ Fees and Expenses

The following Summary of Fund Expenses shows the current fees and expenses for the Phocas Fund (based on the fiscal year ended December 31, 2009) and the pro forma fees and expenses of the Frontegra Fund after giving effect to the Reorganization.

Summary of Fund Fees and Expenses

	Phocas Fund	(Pro Forma) Frontegra Fund

Shareholder Fees (fees paid directly from your investment)	None	None
Redemption fee (as a percentage of amount redeemed on shares held 90 days or less)(1)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)

Management Fees	0.75%	1.00%
Distribution and Service (12b-1) Fees	0.00%	None
Other Expenses	0.96%	0.57%(3)
Acquired Fund Fees and Expenses(4)	0.04%	0.04%
Total Annual Fund Operating Expenses	1.75%	1.61%
(Fee Waiver/Expense Reimbursement)	(0.72)%(5)	(0.58)% (6)
Net Annual Fund Operating Expenses	1.03%(5)	1.03% (6)

_______________________

(1)

The Frontegra Fund will charge a service fee of $25.00 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of each fund’s average daily net assets.

(3)

Other Expenses for the Frontegra Fund are estimated for the first fiscal year.

(4)

Acquired Fund Fees and Expenses (“AFFE”) represent the pro rata expenses indirectly incurred by the Phocas Fund, and estimated to be incurred by the Frontegra Fund, as a result of its investments in other investment companies.  Total Annual Fund Operating Expenses shown will not correlate to the Phocas Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include AFFE.

(5)

The Phocas Fund is subject to an expense limitation agreement, which limits the fund’s total operating expenses (excluding AFFE, interest, taxes and extraordinary expenses) to 0.99% of the fund’s average daily net assets at least through April 30, 2011, and may be terminated only by the AST Board.

(6)

The Frontegra Fund is subject to an expense limitation agreement, which limits the fund’s total operating expenses for Class L shares (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) to 0.99% of the fund’s average daily net assets through October 31, 2012, with successive renewal terms of one year and may only be terminated prior to October 31, 2012 by the Frontegra Board.

Example of Effect on Fund Expenses

The example is intended to help you compare the cost of investing in the Phocas Fund with the cost of investing in Class L shares of the Frontegra Fund, assuming the Reorganization has been completed.

The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each fund’s total operating expenses remain the same each year (taking into account the contractual expense limitations for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Phocas Fund	$105	$481	$882	$2,003
Frontegra Fund	$105	$391	$763	$1,810

Portfolio Turnover

The Phocas Fund pays, and the Frontegra Fund will pay, transaction costs, such as commissions when it buys and sells securities (or turns over its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the Phocas Fund’s portfolio turnover rate was 66.77% of the average value of its portfolio.

Federal Income Tax Consequences of the Reorganization

As a condition to the Reorganization, each fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, neither the funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis and the holding period of the Frontegra Fund shares received by each shareholder of the Phocas Fund in the Reorganization should be the same as the tax basis and holding period of the Phocas Fund’s shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Frontegra Fund’s shares received, the Phocas Fund’s shares given up must have been held as capital assets by the shareholder.  See “Proposal to Approve Reorganization Agreement — Federal Income Tax Consequences,” below.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this proxy statement/prospectus relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this proxy statement/prospectus, the prospectus and statement of additional information of the Phocas Fund, and the Reorganization Agreement.  Shareholders should read this entire proxy statement/prospectus carefully.

PROPOSAL TO APPROVE REORGANIZATION AGREEMENT

Reasons for the Reorganization.  The primary purpose of the Reorganization is to restructure the Phocas Fund as a series of FFI, a mutual fund family consisting of seven portfolios sponsored by Frontegra and distributed by Frontegra Strategies, LLC, an affiliate of Frontegra.  Phocas is proposing the Reorganization for financial and strategic reasons.  The Reorganization will result in Phocas becoming a series of FFI, which Phocas and Frontegra believe will provide more opportunities for the Fund’s growth over the long term, in particular through Frontegra’s established referral network of institutional consultants.  The Reorganization will result in a change in the investment adviser to the Fund and in an increase in the investment advisory fee paid by the Fund.  However, Frontegra will engage Phocas as subadviser to the Frontegra Fund, subject to its oversight, so that the day-to-day management of the fund is not expected to change.  Frontegra has agreed to retain the current expense cap for the current shareholders of the Fund through at least October 31, 2012.  In addition, the Reorganization is expected to result in a decrease of the Fund’s gross operating expenses.  The AST Board has recommended that shareholders approve the Reorganization.

Approval of the Reorganization will be determined solely by the shareholders of the Phocas Fund.  If the Phocas Fund does not obtain shareholder approval of the Reorganization, the Phocas Fund will continue in existence, unless the AST Board determines to take other action.

Reorganization Agreement.  The shareholders of the Phocas Fund are being asked to approve the Reorganization Agreement which sets forth the terms by which the Phocas Fund would be reorganized with and into the Frontegra Fund.  The form of the Reorganization Agreement that you are being asked to approve is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement.  The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization.  The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Phocas Fund to the Frontegra Fund, the Frontegra Fund will issue to the Phocas Fund the number of full and fractional Frontegra Fund shares equal in value to the Phocas Fund shares outstanding as of the last daily determination of the Phocas Fund’s net asset value on the last business day preceding the closing date of the Reorganization (the “Valuation Date”).  The Phocas Fund will distribute the shares received in the exchange to the shareholders of the Phocas Fund in complete liquidation of the Phocas Fund, on a pro rata basis, and in redemption of its shares.  The Phocas Fund will then be terminated as a series of AST.

Upon completion of the Reorganization, each shareholder of the Phocas Fund will own that number of full and fractional shares of the Frontegra Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Phocas Fund as of the Valuation Date.  Such shares will be held in an account with the Frontegra Fund identical in all material respects to the account currently maintained by the Phocas Fund for such shareholder.

Until the closing, shareholders of the Phocas Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Phocas Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the closing will be treated as requests received for the redemption or purchase of shares of the Frontegra Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Phocas Fund will be canceled on the books of the fund and the transfer agent’s books of the Phocas Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, approval of the Reorganization Agreement and the transactions contemplated thereby described in this proxy statement/prospectus by the Phocas Fund shareholders, the receipt of a legal opinion from counsel to the Frontegra Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.  Assuming satisfaction of the conditions in the Reorganization Agreement, the effective time of the Reorganization will be at 3:00 p.m. local time on October 5, 2010, or such other date as is agreed to by the parties.

The Reorganization Agreement may be amended by the mutual consent of the parties, notwithstanding approval thereof by the Phocas Fund shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

Federal Income Tax Consequences.  Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the transaction to shareholders of the Phocas Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the transaction does not address all aspects of U.S. federal income taxation that may be important to a holder of Phocas Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

PHOCAS FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE PARTICULAR U.S. FEDERAL INCOME TAX OR OTHER TAX CONSEQUENCES TO THEM OF THE REORGANIZATION AND THE OTHER TRANSACTIONS CONTEMPLATED HEREIN.

The Phocas Fund and Frontegra Fund will each receive an opinion from the law firm of Godfrey & Kahn, S.C. substantially to the effect that, based on certain facts, assumptions and representations made by the Phocas Fund and the Frontegra Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of the Phocas Fund to the Frontegra Fund in exchange solely for shares of the Frontegra Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (followed by the distribution of the shares of the Frontegra Fund to the Phocas Fund shareholders in complete liquidation of the Phocas Fund) should constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Frontegra Fund and the Phocas Fund should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

No gain or loss should be recognized by the Phocas Fund upon the transfer of the Phocas Fund’s assets to the Frontegra Fund in exchange for shares of the Frontegra Fund and the assumption by the Frontegra Fund of the liabilities of the Phocas Fund upon the distribution (whether actual or constructive) of the shares of the Frontegra Fund to the Phocas Fund shareholders in exchange for such shareholders’ shares of the Phocas Fund;

(3)

No gain or loss should be recognized by the Frontegra Fund upon the receipt of the assets of the Phocas Fund solely in exchange for shares of the Frontegra Fund and the assumption by the Frontegra Fund of the liabilities of the Phocas Fund;

(4)

No gain or loss should be recognized by the Phocas Fund shareholders upon the exchange of their shares of the Phocas Fund for shares of the Frontegra Fund in the Reorganization;

(5)

The aggregate tax basis of the shares of the Frontegra Fund received by each current shareholder of the Phocas Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the shares of the Phocas Fund exchanged therefor;

(6)

The holding period of the shares of the Frontegra Fund received by each Phocas Fund shareholder pursuant to the Reorganization should include the period during which the Phocas Fund shares exchanged therefor were held by such shareholder, provided such Phocas Fund shares were held as capital assets by such shareholder at the time of the exchange;

(7)

The aggregate tax basis of the assets of the Phocas Fund acquired by the Frontegra Fund should be the same as the basis of such assets of the Phocas Fund immediately prior to the transfer thereof; and

(8)

The holding periods of the assets of the Phocas Fund in the hands of the Frontegra Fund should include the respective periods during which such assets were held by the Phocas Fund.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a Phocas Fund shareholder recognizing gain or loss with respect to each Phocas Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Frontegra Fund shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Frontegra Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Phocas Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local tax laws given each shareholder’s own particular tax circumstances.

Board Considerations.

AST Board.  In considering and approving the Reorganization at a meeting held on June 22, 2010, the AST Board discussed the future of the Phocas Fund and the advantages of reorganizing the Phocas Fund with and into the Frontegra Fund.  Among other things, the Trustees also reviewed, with the assistance of independent counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided by Phocas regarding the proposed Reorganization.

In considering the Reorganization, the Trustees took into account a number of factors.  Some of the more prominent considerations are discussed further below.  The Trustees considered the very small size of the Fund and its inability to attract significant assets.  The Trustees further considered that Phocas had been subsidizing the Fund since its inception and that Phocas had represented that this subsidization was a continuing financial hardship on it.  Phocas further represented that it had limited resources available to significantly increase marketing efforts for the Fund. As a result, the Trustees took into account representations of Phocas that there were limited prospects for the Fund to grow in a meaningful manner in the foreseeable future and that at its current size the Fund was not economically viable.  The Trustees took into account representations from Phocas that it could not indefinitely continue to subsidize the Fund and that the Fund needed to grow to become economically viable.

In considering the potential merits of the Reorganization, the Trustees considered the possible opportunities for Fund growth resulting from the Reorganization.  The Trustees requested supplemental information from FFI regarding the marketing opportunities available through Frontegra and its affiliated companies.  The Trustees considered FFI’s response that, since its establishment in 1996, Frontegra has built a network of institutional consultants through its affiliate, Frontier Partners, Inc. (“Frontier”), a third party marketing firm founded in 1993.  Additionally, the Trustees noted that Frontier and Phocas intend to enter into a consulting arrangement pursuant to which Frontier will actively market Phocas to its referral network.  The Trustees noted that marketing activities may also be undertaken on behalf of the Frontegra Fund by the Frontegra Fund’s distributor, Frontegra Strategies, LLC, an affiliate of Frontegra (“Frontegra Strategies”).  Through these arrangements, Frontier and Frontegra Strategies will provide marketing services to Phocas and the Frontegra Fund not currently available to the Phocas Fund.  The Trustees took into account Frontegra’s statements regarding its belief that a new investment channel of institutional consultants and active marketing by Frontier may result in new sales of the Frontegra Fund to plan sponsors and other institutional investors, therefore increasing the Fund’s total asset size and the diversification of the Fund’s client base over a period of time.  Additionally, the Trustees noted that FFI intends to offer Class I shares of the Frontegra Fund, which would potentially increase Frontegra Fund assets and develop economies of scale.

The Trustees noted that the Reorganization will result in a change in the investment adviser to the Fund but also considered that the Reorganization will be structured in such a way as to allow continuity in the day-to-day management of the Fund’s portfolio, as Phocas will serve as subadviser to the Fund and the same persons who are currently responsible for the day-to-day management of the Fund will continue to serve in the same capacity after the Reorganization.  The Trustees considered that the investment objectives and strategies are not expected to change in any material manner as a result of the Reorganization.  While the Trustees considered that the Reorganization will result in an increase in the investment advisory fee paid by the Fund, they also considered that Frontegra has agreed to retain the current expense cap for the current shareholders of the Fund through at least October 31, 2012.  They also took into account Phocas’ representations that it could not commit to indefinitely subsidize the Fund and that gross total fund operating expenses are expected to decline.  They considered that these operating expense savings (considered without regard to any expense cap) were expected to increase if the Fund were able to grow after the Reorganization.  The Trustees considered alternatives to the Reorganization, including the possible liquidation of the Fund.  In this regard the Trustees considered that the Reorganization was a tax-free event for federal tax purposes for both the Fund and its shareholders, while a liquidation would be a taxable event for Fund shareholders.  The Trustees also noted that shareholders who did not wish to remain in the Fund after the Reorganization had the ability to redeem their shares without the imposition of any redemption fee or deferred sales charge.

The Trustees also considered that all costs and expenses of the Reorganization would be borne by either Frontegra or Phocas and that no expenses would be borne by the Fund or its shareholders.  The Trustees also considered the benefits to Frontegra and Phocas of the Reorganization and the potential conflicts of interest present in their recommendation for the Reorganization.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the AST Board determined that the Reorganization is in the best interests of the Phocas Fund shareholders.  Accordingly, the AST Board unanimously approved the Reorganization with the Frontegra Fund pursuant to the Reorganization Agreement and recommended the approval of the proposal by shareholders.

FFI Board.  The FFI Board considered the proposed Reorganization from the perspective of the Frontegra Fund.  The FFI Board determined that the Reorganization is in the best interests of the Frontegra Fund, and, accordingly, unanimously approved the Reorganization with the Phocas Fund and the Reorganization Agreement.

Costs and Expenses of the Reorganization.  The Reorganization Agreement provides that Frontegra will bear certain costs and expenses of the Reorganization, including professional fees and the costs of the Meeting, such as the costs and expenses incurred in the preparation and mailing of the notice, this proxy statement/prospectus and the proxy card.  Phocas will bear certain other costs and expenses, and any extraordinary expenses will be borne equally by Frontegra and Phocas.  Proxies will be solicited at no charge by employees of Frontegra, Frontier and/or Phocas who will receive no special compensation therefor.

Capitalization.  The following table sets forth the capitalization of the funds, and on a pro forma basis the successor Frontegra Fund, as of December 31, 2009 giving effect to the Reorganization.  Currently, the Frontegra Fund has no assets and no shares outstanding, which is the reason its current capitalization is not shown below.

Phocas Fund and Frontegra Fund

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share

Phocas Fund	$19,330,736	1,045,912	$18.48
Frontegra Fund (Pro Forma)	$19,330,736	1,045,912	$18.48

Recommendation of the Board of Trustees.  The AST Board of recommends that shareholders of the Phocas Fund vote FOR the proposal to approve the Reorganization Agreement.

VOTING INFORMATION

General.  The record holders of the shares outstanding of the Phocas Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the meeting.  Whether you expect to be personally present at the meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope.  By voting by proxy, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Phocas Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting.  Attendance by a shareholder at the Meeting does not itself revoke a proxy.

In order to transact business at the Meeting, a “quorum” must be present.  Under AST’s agreement and declaration of trust, a quorum is constituted by the presence in person or by proxy of forty percent of the outstanding shares of the Phocas Fund entitled to vote at the Meeting.  Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of forty percent of the outstanding shares of the Phocas Fund entitled to vote as of July 30, 2010 (the “Record Date”).  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the proposal.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote those proxies that are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes.”

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted.  Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.  Accordingly, shareholders are urged to forward their voting instructions promptly.

Only the shareholders of record of the Phocas Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  As of the Record Date, there were 820,606.296 issued and outstanding shares of beneficial interest of the Phocas Fund.

Proxy Solicitation.  Shareholder votes will be solicited primarily by mail.  The solicitation may also include telephone, facsimile or oral communications by certain employees of Frontegra, Frontier or Phocas, who will not be paid for these services.

Required Vote.  Approval of the proposal requires the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of the Phocas Fund.  Abstentions and broker non-votes will have the effect of a vote against the proposal.

Appraisal Rights.  If the Reorganization Agreement is approved at the meeting, shareholders of the Phocas Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Additionally, under Delaware law, no appraisal rights are available to holders of shares of any class of stock if the stock is that of an open-end investment company.  The Fund’s shareholders, however, have the right to redeem their shares at net asset value until the closing date of the Reorganization.  After the Reorganization, shareholders of the Fund will hold shares of the Frontegra Fund, which may also be redeemed at net asset value.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisers.  Frontegra will serve as the investment adviser to the Frontegra Fund pursuant to an investment advisory agreement.  If the proposal is approved by the shareholders of the Phocas Fund, Frontegra would serve as the investment adviser, and Phocas would serve as the subadviser pursuant to a new subadvisory agreement, to the Frontegra Fund.

Frontegra is an investment management firm that serves as investment adviser to ten mutual funds.  Frontegra is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  As of June 30, 2010, Frontegra had approximately $1.6 billion in assets under management.  Frontegra was organized in 1996.

Phocas is an asset management firm that serves as investment adviser to individual and institutional clients.  Phocas is located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.  As of June 30, 2010, Phocas had approximately $427 million under management.  Phocas has been in the investment management business since 2005.

Purchase, Redemption and Exchange Policies.  The following chart highlights the purchase, redemption and exchange policies of the Phocas Fund as compared to such policies of the Frontegra Fund.  For a more complete discussion of each fund’s purchase, redemption and exchange policies, please see the applicable sections of the Phocas Fund’s prospectus and Appendix C with respect to the Frontegra Fund.

Purchase, Redemption and Exchange Policies	Phocas Fund	Frontegra Fund

Minimum Initial Purchase	$5,000	$100,000 Frontegra may waive the initial investment minimum for initial shareholders.

Additional investments	$200	$1,000

Purchases	By check, wire, telephone, through a broker-dealer or by exchange privilege (subject to certain rules)	By check, wire, through a broker-dealer or other financial intermediary or by exchange privilege

Redemptions	By check, wire or electronic funds transfer	By check or wire

Exchange Privileges	Yes	Yes

Market Timing Policies

May reject a purchase order if, in Phocas’ opinion, the investor has a pattern of short-term or excessive trading, trading has been or may be disruptive to the Phocas Fund, or rejection otherwise would be in the Fund’s best interest.

May decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Frontegra Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect a fund or its operations.

Redemption Fees

1.00% (as a percentage of amount redeemed on shares held 90 days or less)

This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.

None

Dividends and Distributions.  The Phocas Fund and Frontegra Fund generally distribute substantially all of their investment company taxable income and net capital gain, if any, at least annually.

Tax Information.  The Phocas Fund’s distributions are, and the Frontegra Fund’s distributions will be, taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Phocas Fund or the Frontegra Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or their investment advisers may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Phocas Fund and/or the Frontegra Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory and Subadvisory Agreements.  Under its advisory agreement with FFI, Frontegra supervises the management of the Frontegra Fund’s investments and business affairs, subject to the supervision of the Frontegra Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund will pay to Frontegra a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund.  Pursuant to an expense limitation agreement, Frontegra has agreed to waive its management fee and/or reimburse the Frontegra Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses attributable to Class L shares (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.99% of the Fund’s average daily net assets.  The expense limitation agreement will continue in effect until October 31, 2012, with successive renewals of one year and may only be terminated prior to October 31, 2012 by the Frontegra Board.  The expense limitation agreement has the effect of lowering the overall expense ratio for the fund and increasing the fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  Any such waiver/reimbursement is subject to later adjustment during the term of the advisory agreement to allow Frontegra to recoup amounts waived/reimbursed to the extent actual fees and expenses for a period are less than the expense limitations, provided that Frontegra shall only be entitled to recoup such amounts for a maximum period of three years following the fiscal year in which such amount was waived or reimbursed.  Please refer to “Summary—Summary of Fund Expenses” which illustrates the pro forma operating expenses for the Frontegra Fund after giving effect to the Reorganization.

Under its advisory agreement with AST, Phocas manages the Phocas Fund’s investments and business affairs, subject to the supervision of the AST Board.  As compensation for its services, the Fund pays Phocas an annual management fee of 0.75% of its average daily net assets.  The advisory fee is accrued daily and paid monthly.  Phocas has agreed to waive its management fee and/or reimburse the fund’s other expenses so that total operating expenses (on an annual basis) (excluding AFFE, interest, taxes, and extraordinary expenses) do not exceed 0.99% of the Fund’s respective average daily net assets at least until April 30, 2011.  Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Fund by reduction of the advisory fee.  Any such waiver/absorption is subject to later adjustment during the term of the advisory agreement to allow Phocas to recoup amounts waived/absorbed to the extent actual fees and expenses for a period are less than the expense limitations, provided that Phocas shall only be entitled to recoup such amounts for a maximum period of three years following the fiscal year in which such amount was waived or reimbursed.

In connection with the Reorganization, Frontegra and Phocas will enter into a subadvisory agreement under which Phocas serves as the subadviser to the Frontegra Fund and, subject to Frontegra’s supervision, manages the portfolio assets of the Frontegra Fund.  Under the subadvisory agreement, Phocas will be compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the average daily net assets of the Fund when the Fund has net assets of $75,000,000 or less, not subject to any reductions.  When the Fund’s net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net fee received by Frontegra from the Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.  Additionally, Phocas will receive consulting services from Frontier.

A discussion regarding the Frontegra Board’s basis for approving the investment advisory agreement and subadvisory agreement will be included in the Frontegra Fund’s annual report for the period ended June 30, 2010.

Description of the Securities to be Issued; Rights of Shareholders.  Set forth below is a description of the Frontegra Fund shares to be issued to the shareholders of the Phocas Fund in the Reorganization.  Also set forth below is a discussion of the rights of shareholders of each fund.

The following is a summary of the rights of shareholders of the Frontegra Fund and Phocas Fund, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Maryland General Corporation Law, Delaware General Corporation Law, the articles of incorporation of FFI, as amended, the agreement and declaration of trust of AST, the bylaws of FFI and the amended and restated bylaws of AST.  The articles of incorporation and bylaws of FFI and the agreement and declaration of trust and the amended and restated bylaws of AST are subject to amendment in accordance with their terms.  Copies of the governing corporate instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization.  The Frontegra Fund is a series of FFI, an open-end, diversified management investment company organized as a Maryland corporation on May 24, 1996.  The Frontegra Fund currently offers one class of shares, Class L shares.  It is anticipated that the Frontegra Fund will offer Class I shares of the Frontegra Fund in the future, which will have a different expense structure.  The Phocas Fund is a series of AST, an open-end, diversified management investment company organized as a Delaware statutory trust on October 3, 1996.  The Phocas Fund offers one class of shares.

Capital Stock.  FFI’s authorized capital consists of 2,000,000,000 shares of capital stock, par value $0.01 per share, 50,000,000 of which are allocated to Class L shares to the Frontegra Fund and 50,000,000 of which are allocated to Class I shares of the Frontegra Fund.  The FFI Board is authorized to classify FFI’s shares into separate series.  The Frontegra Fund is one of seven series of FFI that the FFI Board has currently authorized.  The FFI Board is also authorized to further classify the shares of the FFI series into classes, and has authorized four different classes.  The Frontegra Fund is offering one class of shares, Class L shares, to shareholders of the Phocas Fund in this Reorganization.  Class L shares of the Frontegra Fund will be closed to new investors following the Reorganization.  The Frontegra Fund will offer Class I shares to new investors, which have a different expense structure.

AST’s agreement and declaration of trust permits the AST Board to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series.  AST consists of various series that represent separate investment portfolios.  AST is comprised of numerous portfolios managed by unaffiliated investment advisors.  Series managed by an investment manager do not hold themselves out as related to any series managed by another investment manager within AST for investment purposes.  The AST Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Voting Rights.  Each share of the Frontegra Fund represents an interest in the Frontegra Fund that is equal to and proportionate with each other share of the Frontegra Fund.  FFI Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  Each shareholder of an AST Fund is entitled to one vote per share.  Neither FFI nor AST is required to (nor does it) hold annual shareholder meetings.  However, special meetings may be called (including by 10% of the votes of the Frontegra Fund or Phocas Fund entitled to be cast) for purposes such as electing or removing Directors or Trustees, as the case may be, changing fundamental policies or approving an investment advisory agreement.  On any matters submitted to a vote of shareholders of either fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability. Maryland law provides that shareholders of a Maryland corporation, such as FFI, are not generally subject to liability for the debts or obligations of the corporation.  Under Delaware law, shareholders of a statutory trust are generally afforded by statute the same limited liability as corporate shareholders and are permitted broad indemnification rights.

Preemptive Rights.  Shareholders of FFI and AST are not entitled to any preemptive rights to purchase or subscribe for any shares that FFI or AST may issue or sell.

Fund Directors, Trustees and Officers.  FFI is managed by its Board of Directors, while AST is managed by its Board of Trustees.  The persons sitting on these two boards are not the same.  After the Reorganization, the FFI Board will continue to serve in that capacity for the Frontegra Fund.

Fund Management.  FFI is managed by Frontegra, which will supervise the management of the Frontegra Fund’s portfolio by Phocas and administers FFI’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  The Phocas Fund is managed by Phocas, which manages the Fund’s portfolio.  Phocas was organized in 2005 and is located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.

William Schaff is the lead portfolio manager and Steve Block is the co-portfolio manager of the Phocas Fund.  Mr. Schaff and Mr. Block will continue to manage the Frontegra Fund following the consummation of the Reorganization.

William Schaff, CFA founded Phocas in June 2005 and has been a co-portfolio manager of the Phocas Fund since its inception.  For the twenty years from 1986 to 2005, Mr. Schaff managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC and the Undiscovered Managers organization.  Mr. Schaff was President and Chief Investment Officer of Bay Isle Financial LLC before it became a fully-owned subsidiary of Janus Capital Management, and was President of Bay Isle Financial LLC and Portfolio Manager at Janus Capital Management.  Mr. Schaff was the lead portfolio manager of the Undiscovered Managers REIT Fund from January 1998 through December 31, 2003.  Mr. Schaff was the sole manager of the Janus World Funds Plc US REIT Fund from September 2003 through February 2005.  Mr. Schaff was also the lead portfolio manager of the Janus Adviser Small Company Value Fund (formerly named Janus Adviser Small Cap Value Fund) from April 2002 to February 2005.

Mr. Schaff holds a Masters degree in Engineering from the University of California, Davis. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco. Formerly, Mr. Schaff served as Trustee and Chairperson of the Investment Committee of Alameda County Employee’s Retirement Association from 1998 to 2003.

Steve Block, CFA joined Phocas in March 2006.  Mr. Block was a co-Portfolio Manager of Bay Isle Financial LLC’s Separate Account Large Cap Value Portfolios and Senior Analyst on the Janus Adviser Small Company Value Fund from 2002 to 2005.  Mr. Block has been co-portfolio manager of the Phocas Fund since its inception.

Mr. Block received his MBA from the University of Michigan’s Ross School of Business in accounting and finance.  He received his B.A. degree from University of California, San Diego in Quantitative Economic Decision Science.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

The Statement of Additional Information relating to this proxy statement/prospectus provides additional information about the Frontegra Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Other Fund Service Providers.  The Frontegra Fund and Phocas Fund both use the services of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) as their transfer agent, dividend disbursing agent, administrator and fund accountant.  Both Funds also use the services of U.S. Bank N.A., an affiliate of U.S. Bancorp, as their custodian.  Upon completion of the Reorganization, U.S. Bancorp and U.S. Bank N.A. will continue to provide services to the Frontegra Fund.

Independent Accountants.  Ernst & Young LLP serves as independent accountants to the Frontegra Fund.  Tait, Weller, & Baker LLP serves as the independent registered public accounting firm to the Phocas Fund.

Ownership of Securities of the Funds.  The Frontegra Fund is a newly created series of FFI that will not issue shares until the Reorganization is consummated.  Accordingly, as of the Record Date, no person controlled the Frontegra Fund or owned beneficially or of record any shares of the Frontegra Fund.

As of the record date, directors and officers of the Phocas Fund as a group owned less than 1% of the outstanding voting securities of the Phocas Fund.  As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Phocas Fund and, upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the Frontegra Fund.

Phocas Fund

Name and Address	Parent Company	Jurisdiction	Amount (in shares)	Percentage of Phocas Fund	Nature of Ownership

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	The Charles Schwab Corporation	DE	820,606.296	100%	Record

______________________

*  FFI believes that this entity is not the beneficial owner of such shares.

As of the record date, Charles Schwab & Co., Inc. owned a controlling interest (i.e., more than 25%) in the Phocas Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Phocas Fund.

AVAILABLE INFORMATION

AST and FFI are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC.  These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549 and at certain of the SEC’s regional offices (addresses below).  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC Regional Offices: Atlanta - 3475 Lenox Road NE, Suite 1000, Atlanta, GA 30326;  Boston - 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago - 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver - 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth - Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles - 5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami - 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York - 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Salt Lake City - 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco - 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the meeting, if any, should send their written proposals to the Secretary of AST, c/o U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Fifth Floor, Milwaukee, WI 53202 within a reasonable time before the solicitation of proxies for such meeting.  The timely submission of a proposal does not guarantee its inclusion.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Frontegra Fund will be passed on by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202.

EXPERTS

The financial statements and financial highlights of the Phocas Fund incorporated in this prospectus by reference from the Phocas Fund’s Annual Report on Form N-CSR for the year ended December 31, 2009 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Ernst & Young LLP will serve as the independent registered public accounting firm of the Frontegra Fund after the Reorganization.

OTHER MATTERS

The AST Board knows of no other business to be brought before the meeting.  If, however, any other matters properly come before the meeting, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such matters in accordance with their best judgment in the interest of the Phocas Fund.

Please complete, sign and return the enclosed proxy card(s) promptly.  No postage is required if mailed in the United States.

By order of the Board of Trustees,

/s/ Douglas G. Hess

Douglas G. Hess

President of Advisors Series Trust

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 31st day of August, 2010, by and between Frontegra Funds, Inc., a Maryland corporation (“FFI”), on behalf of its series Frontegra Phocas Small Cap Value Fund (the “Acquiring Fund”), and Advisors Series Trust, a Delaware statutory trust (“AST”), on behalf of its series Phocas Small Cap Value Fund (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”).  Frontegra Asset Management, Inc., an Illinois corporation (“FAM”) and Phocas Financial Corporation, a California corporation (“PFC”), are parties to this Agreement with respect to paragraph 12.1 hereof only.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by FFI on behalf of the Acquiring Fund or AST on behalf of the Acquired Fund, respectively.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class L shares of common stock, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (b) the assumption by the Acquiring Fund of the Assumed Liabilities as defined in paragraph 1.3; and (c) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund shares and in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ACQUIRED FUND ASSETS TO THE ACQUIRING FUND IN EXCHANGE FOR ASSUMPTION OF ACQUIRED FUND LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Acquired Fund agrees to assign, transfer and convey the Acquired Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:  (a) to assume the Assumed Liabilities as defined in paragraph 1.3 and (b) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares as determined in accordance with paragraph 2.2.

1.2

(a)

The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Acquired Fund Assets”) shall consist of all property and assets of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividends and receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

(b)

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund Assets as of the date of such statements.

1.3

The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date as defined in paragraph 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Closing Balance Sheet, and any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date which are not reflected on the Closing Balance Sheet (the “Assumed Liabilities”).

1.4

As soon as reasonably practicable after the transfer of Acquired Fund Assets and assumption of Assumed Liabilities provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of the Valuation Time (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund from the Acquiring Fund pursuant to paragraph 1.1 and will then completely liquidate.  Such distribution will be accomplished by U.S. Bancorp Fund Services, LLC (“USBFS”), in its capacity as transfer agent for the Acquiring Fund, opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund.  The liquidating distribution of the Acquiring Fund Shares shall be made by the Acquired Fund to the shareholders of record of the Acquired Fund as of the Valuation Time in redemption of all outstanding shares of stock of the Acquired Fund and in complete liquidation of the Acquired Fund, and thereafter the Acquired Fund shall have no shares of stock outstanding.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  Acquiring Fund Shares will be issued in the manner set forth in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.5

Subject to the approval of the Acquired Fund Shareholders at the special meeting of the Acquired Fund to be held on October 5, 2010 or any adjournment thereof (the “Special Meeting”), immediately upon delivery of the one share of the Acquiring Fund to the Acquired Fund pursuant to paragraph 1.6 of this Agreement, the Acquired Fund is authorized, as the then initial shareholder of the Acquiring Fund, to (a) approve the investment advisory agreement between FFI, on behalf of the Acquiring Fund, and FAM and (b) the subadvisory agreement between FAM and PFC with respect to the Acquiring Fund.

1.6

Upon approval of the matters described in paragraph 1.5 of this Agreement, and immediately prior to or contemporaneously with the consummation of the transactions described in paragraph 1.1, the share of the Acquiring Fund acquired by the Acquired Fund pursuant to paragraph 7.1 hereof shall be redeemed by the Acquiring Fund for $10.00.  In addition, prior to the transactions described in paragraph 1.1, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date with respect to the Acquired Fund shares that are held by such Acquired Fund Shareholders on the Closing Date.

1.7

Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8

As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Acquired Fund shall take further steps to wind up its affairs and to have its existence terminated as a portfolio of AST in accordance with Delaware law, and shall file such documents with the Securities and Exchange Commission (the “Commission”) as may be

required by the Commission.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.

VALUATION

2.1

The value of the Acquired Fund Assets and the Assumed Liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the Acquired Fund’s valuation procedures as described in the then-current prospectus or statement of additional information; provided, however, that such computation is consistent with the valuation procedures of the Acquiring Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2

The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Assets shall be equal to the number of full and fractional Acquired Fund shares outstanding as of the last daily determination of the Acquired Fund’s net asset value on the last business day preceding the Closing Date (after giving effect to any issuances or redemptions of shares of the Acquired Fund prior to or as of such time).  The Acquired Fund shall not issue any shares or redeem any shares after the last daily determination of the Acquired Fund’s net asset value on the last business day preceding the Closing Date.

2.3

The share transfer books of the Acquired Fund will be permanently closed at the Valuation Time and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the 1940 Act, received in proper form on or prior to the Valuation Time shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that time shall be treated as requests for the redemption of the shares of the Acquiring Fund to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4

All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

3.

CLOSING AND CLOSING DATE

3.1

The Closing shall occur on October 8, 2010 , or such other date as the parties may mutually agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of 3:00 p.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties.  The Closing shall be held at the offices of FAM, or such other place as the parties may agree in writing.

3.2

In the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3

The Acquired Fund, or its accounting agent, shall deliver to the Acquiring Fund at the Closing the Closing Balance Sheet (including an itemized list of the Acquired Fund Assets and liabilities of the Acquired Fund reflected thereon), all of which shall be certified by the Acquired Fund’s accounting agent and AST’s treasurer.

3.4

The Acquired Fund shall cause its custodian to deliver at the Closing a certificate of an authorized officer of AST stating that (a) the Acquired Fund Assets shall have been delivered in proper form to U.S. Bank, N.A. (“USB”), custodian for the Acquiring Fund, prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the Acquired Fund Assets have been paid or provision for payment has been made.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.5

The Acquired Fund shall cause its transfer agent to deliver at the Closing a list of the names, addresses and taxpayer identification numbers of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder as of the Valuation Time.  The Acquiring Fund shall cause its transfer agent, USBFS, to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.6

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.7

Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

3.8

All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records maintained by the Acquired Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.  Any such books and records maintained by PFC shall be provided to the Acquiring Fund or its agents upon request, provided that PFC may retain copies thereof.

4.

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

AST, on behalf of the Acquired Fund, represents and warrants to FFI and the Acquiring Fund as follows:

4.1

AST was duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company and is validly existing and in good standing under the laws of the State of Delaware.  AST and the Acquired Fund have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement.  The Acquired Fund is a separate series of AST duly established and designated in accordance with the applicable provisions of AST’s Agreement and Declaration of Trust.  The Acquired Fund has all necessary federal, state and local authorizations to own all of the properties and assets and to carry on its business as now being conducted.

4.2

The Acquired Fund currently complies in all material respects with the applicable requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “blue sky” laws and the 1940 Act.  The Acquired Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Acquired Fund as set forth in its registration statement currently in effect.

4.3

AST is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration is in full force and effect.

4.4

The Acquired Fund is not, and the execution, delivery and performance of this Agreement by AST will not result (a) in a violation of Delaware law or of AST’s Agreement and Declaration of Trust or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

4.5

All material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against AST (with respect to the Acquired Fund) or the Acquired Fund or any properties or assets held by the Acquired Fund.  Neither AST (with respect to the Acquired Fund) nor the Acquired Fund knows of any facts which are likely to form the basis for the institution of such proceedings which would materially and adversely affect the business of the Acquired Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Acquired Fund or its ability to enter into the Agreement or to consummate the transactions herein contemplated.

4.7

The financial statements of the Acquired Fund at and for the fiscal year ended December 31, 2009 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  Such statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements fairly reflect the financial condition the Acquired Fund as of such dates and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

4.8

Since December 31, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.  For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio nor a decrease in the Acquired Fund’s size due to redemptions in and of themselves shall be deemed to constitute a material adverse change.

4.9

The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act.  As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

4.10

The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund shares.

4.11

The Acquiring Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

4.12

As of the date hereof, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed (including any extensions) shall have been filed and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.13

For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.

4.14

All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent, as provided in paragraph 3.5.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

4.15

On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Acquired Fund Assets hereunder, and upon delivery and payment for such Acquired Fund Assets, the Acquiring Fund will acquire good and marketable title thereto.

4.16

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of AST and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of AST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.17

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.18

Insofar as the following relate to the Acquired Fund, the registration statement filed by FFI on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”) on the effective date of the N-14 Registration Statement and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by AST for use therein relating to the Acquired Fund.

4.19

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund, except for the effectiveness of the N-14 Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.

REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

FFI, on behalf of the Acquiring Fund, represents and warrants to AST and the Acquired Fund as follows:

5.1

FFI is a corporation organized, validly existing and in good standing under the laws of the State of Maryland.  FFI and the Acquiring Fund have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.  The Acquiring Fund is a separate series of FFI duly established and designated in accordance with the applicable provisions of FFI’s Articles of Incorporation.  FFI and the Acquiring Fund have all necessary federal, state and local authorizations to own all of the properties and assets and to carry on its business as now being conducted.

5.2

FFI is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration is in full force and effect.

5.3

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by FFI will not result (a) in a violation of Maryland law or of FFI’s Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of FFI.

5.4

The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

5.5

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against FFI (with respect to the Acquiring Fund) or the Acquiring Fund or any properties or assets held by the Acquiring Fund.  Neither FFI (with respect to the Acquiring Fund) nor the Acquiring Fund knows of any facts which are likely to form the basis for the institution of such proceedings which would materially and adversely affect the business of the Acquiring Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Acquiring Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

5.6

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable under Maryland law.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.7

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of FFI and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of FFI, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.8

The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Acquired Fund, on the effective date of the N-14 Registration Statement and on the Closing Date (a) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

5.9

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by FFI, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by FFI, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-14 Registration Statement and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6.

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

6.1

The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of Fund shares and such changes as are contemplated by the Funds’ normal operations.

6.2

Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund.

6.3

The Acquired Fund will call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to seek approval of the transactions contemplated herein, subject to the terms of this Agreement.

6.4

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5

The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.6

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7

The Acquiring Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the N-14 Registration Statement in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.  The Acquiring Fund will file the N-14 Registration Statement, including the Proxy Statement, with the Commission.  The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquiring Fund shall provide the Acquired Fund copies of the N-14 Registration Statement and all amendments or supplements thereto prior to filing and allow the Acquired Fund to comment thereon and approve prior to filing.  The Acquiring Fund shall use reasonable efforts to have the Commission declare the N-14 Registration Statement effective as promptly as practicable after the filing thereof.  The Acquiring Fund shall not amend, supplement or modify any information included in the N-14 Registration Statement that was received from the Acquired Fund with respect thereto without the prior consent of the Acquired Fund.  The Acquiring Fund shall take all action required by applicable law in connection with the issuance of Acquiring Fund Shares.

6.8

Until the Closing Date, the Acquiring Fund and the Acquired Fund shall not make any public statements or issue any press release with respect to this Agreement or the transactions contemplated hereby without first consulting with each other, unless otherwise required by law.  The Acquired Fund expects to file a prospectus supplement concerning the Reorganization and related matters prior to Closing and shall provide a copy of the supplement to the Acquiring Fund reasonably in advance of filing to allow the other party to comment thereon.

6.9

As soon as reasonably practicable after the Closing, the Acquired Fund shall make the liquidating distribution required by this Agreement to its shareholders (in redemption of all Acquired Fund shares) consisting of the Acquiring Fund Shares received at the Closing.

6.10

It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither FFI, the Acquiring Fund, AST nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

6.11

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to consummate the transactions contemplated herein.

6.12

Following the transfer of the Acquired Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Assumed Liabilities of the Acquired Fund as described in paragraph 1.3 in exchange for the Acquiring Fund Shares as contemplated herein, AST will file any final regulatory reports with respect to the Acquired Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Acquired Fund as a series of AST.

6.13

The parties shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by such parties on or before the Closing Date.

6.14

The Acquired Fund agrees to call the Special Meeting to consider and act upon this Agreement and to use commercially reasonable efforts to obtain approval of the transactions contemplated hereby.

7.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1

Prior to Closing, the Directors of FFI shall have authorized the issuance of and FFI shall have issued one share of the Acquiring Fund to the Acquired Fund in consideration of the payment of $10.00 and the Acquired Fund shall have voted affirmatively on the matters referred to in paragraph 1.5 above.

7.2

The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

7.3

All representations and warranties of FFI, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by an authorized officer of FFI in a form reasonably acceptable to the Acquired Fund dated as of the Closing Date to the effect set forth in this paragraph 7.3.

7.4

The Acquired Fund shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Acquiring Fund, in a form and substance reasonably satisfactory to the Acquired Fund and its counsel, and dated as of the Closing Date, substantially to the effect that:

(a)

FFI is a validly existing corporation in good standing under the laws of the State of Maryland and the Acquiring Fund is a duly established and designated series of FFI, and FFI has the power to own its property and assets and carry on its business as previously conducted;

(b)

FFI is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, FFI’s registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquiring Fund;

(c)

to such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FFI, on behalf of the Acquiring Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and as such may be required by state securities laws;

(d)

this Agreement has been duly authorized, executed and delivered by FFI, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by AST, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of FFI, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(e)

the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares for the Acquired Fund Assets and liabilities pursuant hereto will not, violate FFI’s Articles of Incorporation or By-Laws, each amended to date, or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

7.5

The Board of Directors of FFI shall have approved this Agreement and the transactions contemplated hereby, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate, executed by an officer of FFI, to the effect that the conditions described in this paragraph have been satisfied.

8.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1

The items that are required to be delivered by the Acquired Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2

All representations and warranties of AST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquired Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer of AST in a form reasonably acceptable to the Acquiring Fund dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3

The Acquiring Fund shall have received on the Closing Date an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to AST, or from local Delaware counsel, in a form reasonably satisfactory to the Acquiring Fund and its counsel, and dated as of the Closing Date, substantially to the effect that:

(a)

AST is a validly existing business trust in good standing under the laws of the State of Delaware and the Acquired Fund is a duly established and designated series of AST, and AST has the power to own its property and assets and carry on its business as previously conducted;

(b)

AST is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, AST’s registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquired Fund;

(c)

to such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by AST, on behalf of the Acquired Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and as such may be required by state securities laws;

(d)

this Agreement has been duly authorized, executed and delivered by AST, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by FFI, on behalf of the Acquiring Fund, and subject to the approval of the Acquired Fund Shareholders, constitutes a valid and legally binding obligation of AST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(e)

the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant hereto will not, violate AST’s Agreement and Declaration of Trust or By-Laws, each amended to date, or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

8.4

The Board of Trustees of AST shall have approved this Agreement and the transactions contemplated hereby and approved the recommendation that shareholders approve the Agreement at the Special Meeting, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate, executed by an officer, to the effect that the conditions described in this paragraph have been satisfied.

9.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Trustees of AST and the Board of Directors of FFI, respectively, and by a “majority of the outstanding voting securities” of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

9.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4

The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5

The parties shall have received an opinion of Godfrey & Kahn, S.C. addressed to each of the Acquiring Fund and the Acquired Fund, dated the Closing Date, customary in form and substance reasonably satisfactory to the parties hereto, substantially to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund) should constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the

Acquired Fund should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

no gain or loss should be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for such shareholders’ shares of the Acquired Fund;

(c)

no gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(d)

no gain or loss should be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund for the Acquiring Fund Shares in the Reorganization;

(e)

the aggregate tax basis of the Acquiring Fund Shares received by each current shareholder of the Acquired Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor;

(f)

the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization should include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares were held as capital assets by such shareholder at the time of the exchange;

(g)

the aggregate tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund should be the same as the basis of such assets to the Acquired Fund immediately prior to the transfer thereof; and

(h)

the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund should include the respective periods during which such assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and the delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of such representations as it shall reasonably request of each of the Acquiring Fund and the Acquired Fund.  The Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

10.

INDEMNIFICATION

10.1

The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s current and former Trustees and officers (collectively, “AST Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund or FFI of any of its representations, warranties, covenants or agreements set forth in this Agreement occurring or alleged to have occurred prior to the consummation of the

Reorganization (the “AST Claims”). AST, on behalf of the Acquired Fund, agrees that to the extent any AST Claims are made against the AST Indemnified Persons, AST will use its best efforts to cause the AST Indemnified Persons to first seek coverage available under AST’s Trustees and Officers insurance policy (the “AST Policy”), to the extent permissible under the AST Policy, before seeking indemnification from the Acquiring Fund under this Section 10.1.

10.2

The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), until the time of its liquidation and termination as a series of AST, agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s current and former Directors and officers (collectively, “FFI Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the FFI Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund or AST of any of its representations, warranties, covenants or agreements set forth in this Agreement occurring or alleged to have occurred prior to the consummation of the Reorganization (the “FFI Claims”).  FFI, on behalf of the Acquiring Fund, agrees that to the extent any FFI Claims are made against the FFI Indemnified Persons, FFI will use its best efforts to cause the FFI Indemnified Persons to first seek coverage available under FFI’s Directors and Officers insurance policy (the “FFI Policy”), to the extent permissible under the FFI Policy, before seeking indemnification from the Acquired Fund under this Section 10.2.

11.

AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

11.1

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Acquired Fund shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

11.2

At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as noted in paragraph 9.1.

11.3

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of FFI and AST.  In addition, either FFI or AST may at its option terminate this Agreement at or before the Closing Date due to:

(a)

a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)

a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)

a determination by FFI’s Board of Directors or AST’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the applicable Fund.

In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, FFI, the Acquired Fund, AST, or their respective directors/trustees or officers, to the other party or its directors/trustees or officers, and each applicable party shall bear the expenses agreed to be incurred by it in accordance with paragraph 12.1.

11.4

Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization.  The other covenants to be performed after the Closing shall survive the Closing.

11.5

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

12.

EXPENSES

12.1

Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne by PFC and FAM as follows.  FAM will bear (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, (ii) expenses associated with preparing and filing the N-14 Registration Statement, (iii) accounting fees relating to the special audit by Tait, Weller & Baker LLP in an amount not to exceed $20,000 (any fees in excess of such amount shall be borne by PFC), (iv) legal fees incurred by AST and payable to Paul, Hastings, Janofsky & Walker LLP in relation to this Agreement and the N-14 Registration Statement in an amount not to exceed $10,000 (any such fees in excess of such amount shall be borne by PFC) and (v) the USBFS transfer agent programming fee in the amount of $1,500.  PFC will bear (i) expenses incurred in connection with the termination of any agreement to which AST on behalf of the Acquired Fund is a party and (ii) legal fees incurred by PFC and payable to Covington & Burling LLP in relation to this Agreement and the N-14 Registration Statement.  PFC and FAM will bear equally any unusual or extraordinary fees incurred with service providers, if any.  Notwithstanding the foregoing, PFC and FAM shall pay or assume only those expenses of the Acquired Fund that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

12.2

FFI, on behalf of the Acquiring Fund, and AST, on behalf of the Acquired Fund, each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13.

NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To AST:

Advisors Series Trust

Attention:  Jeanine M. Bajczyk

615 E. Michigan St.

Milwaukee, WI 53202

Phone:  (414) 765-6609

With copies to:

Paul, Hastings, Janofsky & Walker LLP

Attention:  Domenick Pugliese

77 East 55th Street

New York, NY 10022

Phone: (212) 318-6000

To PFC:

Phocas Financial Corporation

Attention:  William F. K. Schaff

980 Atlantic Avenue, Suite 106

Alameda, CA 94501

(510) 523-5800

With copies to:

Covington & Burling LLP

Attention:  Lisa Mondschein

620 Eighth Avenue

New York, NY 10018-1405

Or to FAM or FFI, on behalf of itself and the Acquiring Fund, to:

Frontegra Asset Management, Inc

Attention: William D. Forsyth III

400 Skokie Blvd.

Northbrook, IL 60062

(847) 519-9860

With a copy to:

Godfrey & Kahn, S.C.

Attention:  Ellen Drought

780 North Water Street

Milwaukee, WI 53202

(414) 273-3500

14.

MISCELLANEOUS

This Agreement supersedes all prior agreements between the parties (written or oral) with respect to the subject matter hereof, is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, employees or agents of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation of the Acquiring Fund.  The execution and delivery of this Agreement have been authorized by the directors of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such.  Neither the authorization by such directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation of the Acquiring Fund.

It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, employees or agents of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Fund.  The execution and delivery of this Agreement have been authorized by the trustees of the Acquired Fund and signed by authorized officers of the Acquired Fund, acting as such.  Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Agreement and Declaration of Trust of the Acquired Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

FRONTEGRA FUNDS, INC. on behalf of FRONTEGRA PHOCAS SMALL CAP VALUE FUND

By:
Name: William D. Forsyth III
Title: President

ADVISORS SERIES TRUST on behalf of PHOCAS SMALL CAP VALUE FUND

By:
Name: Douglas G. Hess
Title: President

FRONTEGRA ASSET MANAGEMENT, INC. (solely with respect to Section 12.1 hereof)

By
Name: William D. Forsyth III
Title: President

PHOCAS FINANCIAL CORPORATION (solely with respect to Section 12.1 hereof)

By
Name: William F.K. Schaff
Title: President

Appendix B

Investment Restrictions and Limitations

The respective investment restrictions and limitations of the Frontegra Fund and the Phocas Fund are described below.  Unless otherwise specified, the investment restrictions and limitations are considered to be “fundamental” policies, and as such, may not be changed without approval of the holders of a “majority” (as that term is defined in the 1940 Act) of the respective outstanding shares of the Frontegra Fund and Phocas Fund.

FRONTEGRA FUND	PHOCAS FUND
The Fund:	The Fund may not:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(The Phocas Fund is diversified as a matter of fundamental policy. This policy, however, does not appear in the Phocas Fund’s list of fundamental investment restrictions and limitations.)

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other FFI Funds or other persons to the extent permitted by applicable law.

1.

Borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding 33 1/3 percent of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales.

3. May not issue senior securities, except as permitted under the 1940 Act.	2. Issue senior securities.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

4.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

6.

May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

5. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

B-1

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

6. Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities).

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7.

Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

(The Phocas Fund does not have a corresponding fundamental investment restriction.)

The Frontegra Fund’s investment objective is also fundamental.	The Phocas Fund’s investment objective is also fundamental.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the non-fundamental investment policies which may be changed by the applicable fund’s Board without shareholder approval.

FRONTEGRA FUND	PHOCAS FUND

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

The Fund may not:

1.

Make investments for the purpose of exercising control or management.

2.

Make any change in its investment policies of investing at least 80% of its net assets under normal circumstances in the investments suggested by either Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

If a percentage or rating restriction on investment or use of assets set forth herein or in the prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.  If the value of the Fund’s holdings of illiquid securities at any time

B-2

3

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the AST Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

B-3

Appendix C

SHAREHOLDER INFORMATION FOR THE
FRONTEGRA PHOCAS SMALL CAP VALUE FUND

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Frontegra Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the FFI and are not binding until so accepted.  FFI reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other Financial Intermediary, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  The purchase price that you will receive will be the Fund’s NAV next determined after the Fund receives the request in proper form from the Financial Intermediary.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  FFI, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  FFI and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 075000022

Credit:	U.S. Bancorp Fund Services, LLC Account Number 112-952-137

Further credit:	Frontegra Funds, Inc. Frontegra Phocas Small Cap Value Fund Class L Shares (investor account number) (name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account in amounts of $1,000 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Phocas and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.  For federal income tax purposes, a shareholder will recognize a gain or loss on an in-kind redemption from the Fund, calculated using the fair market value of the in-kind securities received.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when changing account ownership; and

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $1,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Phocas and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra or the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra or the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request if you meet the minimum investment requirements for the class and Fund into which you would like to exchange, and if the class and Fund are open to new investors.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.

Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  FFI reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of the Fund are sold at the Fund’s NAV.  The NAV of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued as of the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Phocas in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%, but this rate is scheduled to increase to 20% in 2011.  Furthermore, the reduced rate of tax applicable to qualified dividends is also scheduled to expire for tax years beginning after December 31, 2010.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain distributions,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges. Your sale or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale or redemption proceeds, including in kind proceeds, are more or less than your adjusted basis in the sold or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net long-term capital gain received on such shares. As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents (scheduled to increase to 31% in 2011).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Phocas Fund will be the accounting survivor of the Frontegra Fund.  The following financial highlights table is intended to help you understand the Phocas Fund’s financial performance since its inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  This information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Phocas Fund’s financial statements, is included in the Phocas Fund’s Annual Report.  The Annual Report, and all information, financial statements and reports contained therein related to the Phocas Fund, is incorporated herein by reference as part of this Appendix D.

Phocas Small Cap Value Fund
	Year Ended December 31,			September 29, 2006* through December 31,
	2009	2008	2007	2006
Net asset value, beginning of period	$14.93	$20.01	$21.86	$20.00

Income from investment operations:
Net investment income	0.06 ^	0.13 ^	0.05 ^	0.03
Net realized and unrealized gain (loss) on investments	3.56	(5.08)	(1.68)	1.85
Total from investment operations	3.62	(4.95)	(1.63)	1.88

Less distributions:
From net investment income	(0.07)	(0.13)	(0.09)	(0.02)
From net realized gain on investments	—	—	(0.13)	—
Total distributions	(0.07)	(0.13)	(0.22)	(0.02)

Redemption fees retained	0.00 #^	0.00 #^	0.00 #^	—

Net asset value, end of period	$18.48	$14.93	$20.01	$21.86

Total return	24.29%	-24.68%	-7.46%	9.41	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$19,331	$17,201	$21,936	$1,233
Ratio of expenses to average net assets:
Before expense reimbursement	1.71%	1.52%	2.43%	14.93	%†
After expense reimbursement	0.99%	0.99%	1.18%	1.50	%†
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.31)%	0.21%	(0.54)%	(12.79	)%†
After expense reimbursement	0.41%	0.74%	0.71%	0.63	%†
Portfolio turnover rate	66.77%	33.89%	147.75%	11.20	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

D-1

STATEMENT OF ADDITIONAL INFORMATION

September 3, 2010

REORGANIZATION OF

PHOCAS SMALL CAP VALUE FUND

A series of Advisors Series Trust

Ticker Symbol: PHSVX

IN EXCHANGE FOR SHARES OF

FRONTEGRA PHOCAS SMALL CAP VALUE FUND

A series of Frontegra Funds, Inc.

Ticker Symbol: PHSVX

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI  53201-0701

1-888-825-2100

This statement of additional information dated September 3, 2010 is not a prospectus.  A proxy statement/prospectus dated September 3, 2010 related to the above referenced matters may be obtained from Frontegra Funds, Inc. (“FFI”), on behalf of the Frontegra Phocas Small Cap Value Fund (the “Frontegra Fund”), by writing or calling FFI at the address and telephone number shown above.  This statement of additional information should be read in conjunction with such proxy statement/prospectus.

Because the Frontegra Fund has not yet commenced operations, no Annual or Semi-Annual Reports to shareholders are available.  For the same reason, no pro forma financial statements are provided in this statement of additional information in connection with the proposed reorganization mentioned above.  That is, because the Phocas Small Cap Value Fund (the “Phocas Fund”) is being acquired by the Frontegra Fund, which is a newly created fund, pro forma financial statements are not necessary.  This statement of additional information has been incorporated by reference into the proxy statement/prospectus.

You should rely only on the information contained in this statement of additional  information and the proxy statement/prospectus dated September 3, 2010.  FFI has not authorized others to provide additional information.  This statement of additional information is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Table of Contents

1.

The statement of additional information for Advisors Series Trust (“AST”) with respect to the Phocas Fund, dated April 30, 2010.

2.

The audited financial statements of the Phocas Fund contained in the Annual Report to shareholders of the Phocas Fund for the fiscal year ended December 31, 2009.

3.

The unaudited financial statements of the Phocas Fund contained in the Semi-Annual Report to shareholders of the Phocas Fund for the six months ended June 30, 2009.

4.

The statement of additional information for FFI with respect to the Frontegra Fund.

Incorporation by Reference

The following documents are incorporated by reference into this statement of additional information:

•

The statement of additional information of AST with respect to the Phocas Fund dated April 30, 2010 is incorporated by reference to Post-Effective Amendment No. 322  to its Registration Statement on Form N-1A (File No. 811-07959), filed with the SEC on April 28, 2010.

•

The audited financial statements of the Phocas Fund dated December 31, 2009 are incorporated by reference to the Fund’s Annual Report to shareholders of the Fund for the fiscal year ended December 31, 2009, filed with the SEC on March 5, 2010.

•

The unaudited financial statements of the Phocas Fund dated June 30, 2009 are incorporated by reference to the Fund’s Semi-Annual Report to shareholders of the Fund for the six months ended June 30, 2009, filed with the SEC on September 2, 2009.

ii

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra Phocas Small Cap Value Fund

Class L Shares Ticker Symbol:  PHSVX

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement for the Frontegra Phocas Small Cap Value Fund (the “Fund”), a series of Frontegra Funds, Inc. (“FFI”), dated September 3, 2010, relating to the special meeting of the shareholders of the Phocas Small Cap Value Fund, a series of Advisors Series Trust (the “Phocas Fund”), in connection with the proposed reorganization of the Phocas Fund into the Fund.  Copies of the Prospectus/Proxy Statement are available without charge upon request to the above address or toll-free telephone number.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated September 3, 2010.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA PHOCAS SMALL CAP VALUE FUND

TABLE OF CONTENTS

Fund Organization	1
Fund Policies: Fundamental and Non-Fundamental	2
Investment Policies and Techniques	3
Directors and Officers	15
Codes of Ethics	20
Principal Shareholders and Control Persons	20
Investment Adviser and Subadviser	20
Portfolio Managers	21
Portfolio Holdings Disclosure Policy	23
Proxy Voting Policies	24
Fund Transactions and Brokerage	25
Custodian	25
Transfer Agent and Dividend Disbursing Agent	26
Administrator and Fund Accountant	26
Shareholder Meetings	26
Distribution of Fund Shares	26
Purchase, Pricing and Redemption of Shares	27
Anti-Money Laundering Program	28
Taxation of the Fund	28
Independent Registered Public Accounting Firm	29
Financial Statements	29

i

FUND ORGANIZATION

FFI is an open-end management investment company, commonly referred to as a mutual fund.  FFI was organized as a Maryland corporation on May 24, 1996.

The Frontegra Phocas Small Cap Value Fund (the “Fund”) is a diversified series of FFI.  FFI may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, FFI offers seven separate series, one of which is discussed in this statement of additional information (“SAI”).  This SAI relates only to Class L shares of the Fund

FFI is authorized to issue 2,000,000,000 $.01 par value shares of common stock in series and classes. The number of shares authorized for each of FFI’s series and classes, and the classes established by the Board of Directors of FFI (the “Board”) for each series, are set forth in the chart below.

Series/Class of Common Stock	Number of Authorized Shares
Frontegra Columbus Core Plus Fund(1)
Institutional Class	100,000,000
Class Y	50,000,000
Service Class	50,000,000
Frontegra Columbus Core Fund(1)
Institutional Class	50,000,000
Service Class	50,000,000
Frontegra Netols Small Cap Value Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000
Frontegra Mastholm International Equity Fund(1)(2)	100,000,000
Frontegra Sky International Value Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000
Frontegra Timpani Small Cap Growth Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000
Frontegra Phocas Small Cap Value Fund
Class L	50,000,000
Class I	50,000,000

_______________

(1) This Fund is an additional series of FFI that is not included in this SAI.

(2) This Fund offers a single class of common stock, which has the same characteristics as the Institutional Class.

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if FFI issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of FFI could be liable for the liabilities of one or more other series of FFI.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is long-term total investment return through capital appreciation.  This investment objective may not be changed without shareholder approval.  The Fund is diversified.

The following is a complete list of the Fund’s fundamental investment limitations that cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus.

Recent Market Conditions

In recent years, U.S. and international markets have experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities have increased.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities may be treated as illiquid securities, subject to the liquidity guidelines.  The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Directors has delegated to Phocas Financial Corporation (“Phocas”), the Fund’s subadviser, the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Directors has directed Phocas to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

As described in the prospectus under “Comparison of Phocas Fund to Frontegra Fund,” the Fund may invest up to 30% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.  When the Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.  In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a new secured lending credit facility and has agreed to provide up to $200 billion of capital to each entity as needed.  However, there is no assurance that such actions will be successful.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  In July 2010, the maximum insurance payable by the Federal Deposit Insurance Corporation (“FDIC”) as to any one certificate of deposit was increased permanently from $100,000 to $250,000 per depositor.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  Phocas monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  Phocas does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  Phocas will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc., the Fund’s investment adviser (“Frontegra”), or Phocas, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be  rated A 1 or better by S&P, Prime 1 or better by Moody’s, or F2 or higher by Fitch.  The Fund may also invest in the short-term investment funds of its custodial bank.

Corporate Debt Securities

The Fund may invest in corporate debt securities.  Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Corporate debt securities may be acquired with warrants attached.  Income producing corporate debt securities may also include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Investment Grade Debt Obligations

Investment grade debt obligations include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by Phocas to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions.  In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  The Fund generally retains the right to interest and principal payments on the security.  Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to the Fund’s fundamental investment restrictions.  When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

The reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement.  Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

The Fund may invest in securities of non-U.S. companies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies.  The Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

FFI has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the S&P 500 or the Value Line Composite Index, or a narrower market index, such as the S&P 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of Phocas to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Options on Futures.  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when Phocas believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions.  If a call option written by the Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund.  If a call option written by the Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special Federal income tax rules.  All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investment Companies

Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  Phocas will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Sovereign Debt

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (“IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Exchange-Traded Funds and Other Investment Companies

The Fund may invest in securities issued by Exchange Traded Funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies.  The Fund and its affiliates may not hold more than 3% of an investment company’s outstanding voting stock.  The Fund is expected to invest its assets in ETFs that hold international equities, including the securities of one or more emerging market companies.  The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity. The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial capital gains.

DIRECTORS AND OFFICERS

The directors and officers of FFI, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, because he serves as director and officer of Frontegra and owns 100% of Frontegra.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, IL 60062 Year of Birth: 1943	Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, IL 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and Chairman of The Snyder Family Foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	IronBridge Funds, Inc. (with oversight of four portfolios)

Interested Director and Officers
Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, IL 60062 Year of Birth: 1963	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board of Directors; since August 2008 Indefinite; since May 1996 From May 1996 to August 2008

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of the Adviser since August 2008 and as Treasurer and a Director of the Adviser since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of the Adviser from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani Capital Management LLC, an affiliated investment adviser (“Timpani”), since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the fund’s shares (the “Distributor”), since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm (“Frontier”).  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				7	None

Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Blvd., Suite 500 Northbrook, IL 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Elected
annually by
the Board of
Directors;
Treasurer and
Assistant
Secretary
since August
2008; Chief
Compliance
Officer since
January 2008;
Anti-Money
Laundering
Compliance
Officer since
February
2008

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of the Adviser since January 2008 and as Secretary since August 2008.  Ms. Dilworth has served as Chief Compliance Officer of Timpani since April 2008.  She served as Chief Financial Officer of Timpani from April 2008 to March 2010.  Ms Dilworth has served as Chief Compliance Officer of IronBridge Funds, Inc. since May 2010.  Ms. Dilworth has served as Chief Compliance Officer of the Distributor since August 2008.  From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for the Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

		N.A.	N.A.

_______________________

(1)  The Frontegra Funds consist of seven separate series, one of which is discussed in this SAI.

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing FFI’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between FFI and companies that furnish services to FFI.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of two independent directors, Mr. Heald and Mr. Snyder, and one interested director, Mr. Forsyth.  The Board does not have a chairman and does not have a lead independent director.  FFI has determined that its leadership structure is appropriate and effective in light of the size of FFI, the nature of its business and industry practices.

The Board has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of FFI and each of its series; oversees FFI’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of FFI’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of FFI’s independent auditor.  During the fiscal year ended June 30, 2010, the Audit Committee met three times.  The two independent directors – Mr. Heald and Mr. Snyder – form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.

The Board’s role is one of oversight rather than management.  Those processes are overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  Frontegra reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and FFI as a whole.  Frontegra reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund and FFI.  Phocas and the service providers have their own independent interest in risk management and have implemented their own policies and procedures to identify risks, lessen the probability of their occurrence and to mitigate adverse effects should they occur.  Additionally, as part of the Board’s annual review of the Fund’s advisory, subadvisory and service provider agreements, the Board may consider risk management aspects of their operations.

The Board, including the independent directors, has appointed the CCO.  The CCO attends all Board meetings and presents an annual report to the Board in accordance with FFI’s compliance policies and procedures.  The CCO, together with FFI’s President, regularly discuss risk issues affecting FFI during Board meetings.  The CCO also provides updates to the Board on the operation of FFI’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information regarding the risk management processes of Frontegra, Phocas and services providers to the Frontegra Funds.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of FFI.

William D. Forsyth III.  Mr. Forsyth has served as a director of FFI since founding FFI in 1996.  He founded Frontegra in 1996 and owns 100% of Frontegra.  He also is President of the Distributor and is a partner of Frontier, established in 1993.  Prior to 1993, he was a partner at Brinson Partners, Inc., an investment adviser, and was employed by Harris Trust & Savings Bank.  Through his positions with FFI and its affiliated companies,  experience with investment advisers and investment companies and his employment experience, Mr. Forsyth is experienced with financial, accounting, legal, regulatory and investment matters.

David L. Heald.  Mr. Heald has served as a director of FFI since 1996.  He is principal and director of Consulting Fiduciaries, Inc., a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Through his experience with investment advisers and investment companies, his employment experience and his legal training and practice, Mr. Heald is experienced with financial, accounting, legal, regulatory and investment matters.

James M. Snyder.  Mr. Snyder has served as a director of FFI since 2002.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, most recently as Executive Vice President and Vice Chairman of Global Investments.  Additionally, Mr. Snyder serves as the lead independent director on the Board of Directors of IronBridge Funds, Inc.  Through his employment experience, Mr. Snyder is experienced with financial, accounting, legal, regulatory and investment matters.

Board Ownership and Compensation

The following table sets forth the dollar range of shares beneficially owned by each director in the Frontegra family of funds as of December 31, 2009, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned

Name of Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
William D. Forsyth III(1)	Over $100,000
David L. Heald	Over $100,000
James M. Snyder	Over $100,000

_______________________

(1)  This Director is deemed an “interested person” as defined in the 1940 Act.

As of the date of this SAI, officers and directors of FFI do not own any shares of the Fund because it was not offered for sale until the date of this SAI.

Directors and officers of FFI who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of FFI.  The Fund pays compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither FFI nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of FFI for the fiscal year ended June 30, 2010.  Mr. Heald and Mr. Snyder did not receive any remuneration from the Fund during fiscal year 2010 because the Fund was not offered for sale until the date of this SAI.

Aggregate Compensation Paid to Directors By FFI

Name	Total Compensation from Fund Complex(2)
William D. Forsyth III (1)	$0
David L. Heald	$29,000(3)
James M. Snyder	$29,000(3)

__________________

(1)

Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(2)

The Frontegra Funds consist of seven separate series, one of which is discussed in this SAI.

(3)

The disinterested directors may invest their compensation in shares of the Fund.

CODES OF ETHICS

FFI, Frontegra and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of FFI, Frontegra and the Distributor.  The Code of Ethics is based upon the principle that directors, officers and employees of FFI, Frontegra and the Distributor have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

Phocas has adopted a Code of Ethics that governs the personal trading activities of all “Employees,” which include all directors and officers of Phocas and each Employee who has access to nonpublic information regarding the purchase and sale of securities by Phocas.  The Code of Ethics permits Employees to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Employees to preclear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by Employees in certain circumstances, such as the purchase of securities in an initial public offering and the purchase of private placement securities.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

Because the Fund is a newly created mutual fund that was organized to acquire the assets and liabilities of the Phocas Small Cap Value Fund (the “Phocas Fund”) in exchange for Class L shares of the Fund, the information provided below is for the Phocas Fund.  As of July 30, 2010, the entity listed below was a principal shareholder and control person of the Phocas Fund.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	The Charles Schwab Corporation	DE	100.00%	Record

* The Company believes that this entity is not the beneficial owner of such shares.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser - Frontegra

Frontegra is the investment adviser to the Fund.  William D. Forsyth III owns 100% of Frontegra and is President of Frontegra and FFI.  Mr. Forsyth is considered a control person of Frontegra due to his ownership of and position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra and related entities.

The investment advisory agreement (the “Advisory Agreement”) has an initial term of two years from the date of the respective amendment relating to the Fund and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of FFI’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to Frontegra a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund.

Pursuant to an expense cap agreement between Frontegra and FFI, on behalf of the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund’s to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.99% of the Fund’s average daily net assets for Class L shares.  The expense cap agreement will continue in effect until October 30, 2012 with successive renewal terms of one year unless terminated by Frontegra or FFI prior to any such renewal.

The Advisory Agreement requires Frontegra to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Fund are registered.  Such excess is determined by valuations made as of the close of each business day of the year.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of Frontegra’s fee, subject to later adjustment, month by month, for the remainder of the Fund’s fiscal year.

Subadviser - Phocas

Frontegra has entered into a subadvisory agreement under which Phocas serves as the Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.   Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the average daily net assets of the Fund when the Fund has net assets of $75,000,000 or less, not subject to any reductions.  When the Fund’s net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net fee received by Frontegra from the Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.  William Schaff is considered to be a control person of Phocas due to his ownership interest in and position with Phocas.

Frontegra’s principal executive officer, Mr. Forsyth, generally devotes a substantial portion of his time to the services of Frontier, a consulting/marketing firm that operates as a third-party solicitor for investment advisers.  Mr. Forsyth is the 100% owner and a partner of Frontier and derives compensation from such position.  Pursuant to a contractual consulting arrangement, Frontier provides marketing and referral services to Phocas.  This arrangement may present a conflict of interest.  The Adviser may not be inclined to terminate the subadvisory relationship with Phocas when its affiliate, Frontier, is receiving compensation for other services provided to Phocas.  Similarly, if the services Frontier provides to Phocas are discontinued, the Adviser may have an incentive to terminate the subadvisory contract with Phocas if the Fund was underperforming and replace Phocas with an entity that would use the services of Frontier and has better potential for improving Fund performance.  Nonetheless, FFI’s Board of Directors retains ultimate oversight of the Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus for the Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.

Other Accounts Managed by the Portfolio Managers1

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager[2]	Number	Total Assets	Number	Total Assets	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees	Number	Total Assets	Number with Performance - Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees
William Schaff, CFA	2	107	43	228	1	6	38	51	0	0
Steve Block, CFA	1	103	19	219	1	6	38	51	0	0

[1]	As of June 30, 2010.
[2]	Each portfolio manager is jointly responsible for the day-to-day management of the accounts listed in the table with the other portfolio manager(s) listed.

Potential Conflicts of Interest

The portfolio managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.  The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  With respect to securities transactions for the Fund, Phocas determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction.  If Phocas believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Phocas will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.

Phocas does not anticipate any conflicts of interest between management of the Fund and other funds and accounts managed by the firm.  Phocas’ brokerage and trading policies ensure that no conflicts should arise between transactions involving the Fund and those involving Phocas’ separately managed accounts.

Compensation of Portfolio Managers

The portfolio managers are compensated with a salary and periodic bonuses.  The portfolio manager’s bonuses depend on the profitability of Phocas.  Compensation is not based on the asset size of the Fund. The portfolio managers participate in a company-sponsored retirement plan and receive standard benefits commensurate with the other employees of the firm.  Portfolio managers do not receive deferred compensation.

Ownership of Fund Shares by Portfolio Managers

As of the date of this SAI, Phocas’ portfolio managers did not own any shares of the Fund because it was not offered for sale until the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by FFI’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, FFI, Frontegra and Phocas may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, FFI will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Fund’s full portfolio holdings as of quarter end will be posted on FFI’s website no earlier than 10 days after quarter end.

•

The Fund’s top 10 holdings as of quarter end may be posted on FFI’s website no earlier than the posting of the Fund’s full portfolio holdings as of quarter end on FFI’s website, and in no event no earlier than 10 days after quarter end.

•

The Fund’s top 10 holdings as of a quarter end may be included in Fund fact sheets following the posting of the Fund’s full portfolio holdings and top 10 holdings as of quarter end on FFI’s website.

•

The Fund’s full portfolio holdings as of quarter end will be included in a quarterly report provided to certain shareholders of the Fund following posting of the portfolio holdings on FFI’s website.

•

Frontegra or Phocas may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Fund will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end.

Morningstar, Inc.	Thomson Financial Services
Lipper, Inc.	Vickers Stock Research Corporation
Standard & Poor’s Ratings Group	Citigate Financial Intelligence
Bloomberg L.P.	Wilshire & Associates, Inc.
Interactive Data Corporation

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants, existing clients or prospective clients no earlier than 10 days after month end.

•

The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) FFI’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Frontegra or the subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

FFI is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board of Directors.  No compensation or other consideration may be received by the Fund, Frontegra or Phocas in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors.  The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of Frontegra, Phocas or any other Fund affiliate.

PROXY VOTING POLICIES

The Board of Directors of the Fund has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board of Directors.  The Board of Directors has also authorized Frontegra to delegate its authority to vote proxies to the Fund’s subadviser, pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board of Directors has authorized Frontegra and the subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or the subadviser and the Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

Phocas has adopted the Risk Metrics Group’s (f/k/a Institutional Shareholder Services) (“RMG”) Proxy Voting Policy.  Accordingly, all proxies shall be submitted to RMG directly from the custodian and available for review and vote by Phocas’ personnel.  Phocas will generally vote in line with RMG recommendations, but reserves the right to go against the recommendation if management deems it is in the best interest of the shareholders.  The responsibility for administering and overseeing the proxy voting process lies with the CCO and President of Phocas.  Phocas’ CCO or designee will review Phocas’ Proxy Policies and update them as necessary.

Phocas’ proxy voting policies and procedures are designed to ensure that proxies are properly voted and any material conflicts are resolved in the best interest of the Fund.  If Phocas detects a conflict of interest, it will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Phocas should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on Phocas.  Each vote is ultimately cast on a case-by-case basis, taking into consideration Phocas’ contractual obligations and other relevant facts and circumstances at the time of the vote.

Information regarding how the Fund votes proxies will be available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Phocas is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  Phocas seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Phocas or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, Phocas considers the firm’s reliability, the quality of its execution services on a continuing basis, evidence of its regulatory approval, its credit rating and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Phocas considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Phocas determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund. Phocas believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Subadvisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) Phocas determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Phocas’ overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreement; and (c) in the opinion of Phocas, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of Phocas’ receipt of research services.

Phocas places portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Fund effects its securities transactions may be used by Phocas in servicing all of its accounts.  Not all of such services may be used by Phocas in connection with the Fund.  Phocas believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of the commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, Phocas believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  Phocas seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by Phocas are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of FFI.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on FFI’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by FFI), plus out-of-pocket expenses.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as FFI, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  FFI has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

FFI’s Bylaws also contain procedures for the removal of directors by shareholders of FFI. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between FFI and the Distributor, the Distributor offers the Fund’s shares on a continuous, best-efforts basis.  The Distributor is an affiliate of Frontegra.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Funds’ outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by FFI on behalf of the Funds on 60 days written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of FFI, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Phocas has a revenue sharing arrangement with Northern Lights Distributors, LLC, a FINRA member firm.  Revenue sharing arrangements refer to arrangements through which an investment adviser may provide additional compensation to some brokers and other financial intermediaries relating to sale of fund shares.  Phocas pays Northern Lights Distributors, LLC from its own resources and not out of Fund assets and, accordingly, these arrangements are not directly financed by the Fund.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and/or Phocas and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.  However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to the Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer.  In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities.  If the Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if the Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind.  FFI has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

FFI has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, FFI’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control, and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

The Fund intends to qualify and elect to be treated annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the source of its income and the diversification of its assets.  In the event the Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Certain holding period requirements applicable to both the Fund and its shareholders must be satisfied to obtain qualified dividend treatment.  Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders is set at 15%, although this rate is scheduled to increase to 20% in 2011.  Furthermore, the current federal tax provisions applicable to qualified dividends are scheduled to expire for tax years beginning after December 31, 2010.

As of December 31, 2009, the Phocas Fund had tax capital losses which may be carried over to offset the Fund’s future capital gains.  Such losses expire as follows: $1,731,987 in 2016; and $3,804,305 in 2017.  As of December 31, 2009, the Phocas Fund deferred, on a tax basis, post-October losses of $217,993.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer (currently set at a maximum of 35%, although this rate is scheduled to increase to 39.6% in 2011).  If the Fund designates distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain distributions,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Pursuant to the Code, the Fund will be treated as a separate entity for federal income tax purposes.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606-6301, has been selected as the independent registered public accounting firm for the Fund.  Ernst & Young will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The following audited financial statements of the Phocas Fund are incorporated herein by reference to the Phocas Fund’s Annual Report to Shareholders as filed with the SEC on March 5, 2010:

(a)

Schedule of Investments as of December 31, 2009.

(b)

Statement of Assets and Liabilities as of December 31, 2009.

(c)

Statement of Operations for the year ended December 31, 2009.

(d)

Statements of Changes in Net Assets for the year ended December 31, 2009 and for the year ended December 31, 2008.

(e)

Financial Highlights for the Phocas Fund for the year ended December 31, 2009, the year ended December 31, 2008, the year ended December 31, 2007 and the period ended December 31, 2006.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated February 26, 2010.